4876-2533-7599.5 EXECUTION VERSION AGREEMENT AND PLAN OF MERGER DATED AS OF THE 3 DAY OF MARCH, 2025 BY AND AMONG STAR EQUITY HOLDINGS, INC., ALLIANCE TRANSACTION, INC. ALLIANCE DRILLING SOLUTIONS, INC, ADT PARENT, LLC, ALLIANCE DRILLING TOOLS, LLC, THE SELLERS NAMED HEREIN, AND BRUCE MCGOVERN (AS SELLER REPRESENTATIVE)

-i- 4876-2533-7599.5 TABLE OF CONTENTS ARTICLE I .......................................................................................................................................................2 Section 1.01. The Mergers .............................................................................................................................2 Section 1.02. Consideration ...........................................................................................................................2 Section 1.03. Closing Payments; Payment Spreadsheet. ...............................................................................3 Section 1.04. Escrow Deposit. .......................................................................................................................3 Section 1.05. Adjustments. .............................................................................................................................4 Section 1.06. Withholding Rights. .................................................................................................................7 Section 1.07. Cash Distributions. ...................................................................................................................7 ARTICLE II .....................................................................................................................................................7 Section 2.01. Closing; Closing Date. .............................................................................................................7 Section 2.02. Effect on Membership Interests ...............................................................................................8 Section 2.03. Conversion of Company Interests ............................................................................................8 Section 2.04. Certificate of Organization, Operating Agreement and Officers and Managers of the Surviving Company .......................................................................................................................................8 ARTICLE III ....................................................................................................................................................8 Section 3.01. Authorization and Validity of Agreement; Organization and Power and Capitalization of the Company. .................................................................................................................................................9 Section 3.02. No Conflict or Violation. .........................................................................................................9 Section 3.03. Litigation. ...............................................................................................................................10 Section 3.04. Broker’s and Finder’s Fees. ...................................................................................................10 Section 3.05. Consents and Approvals. ........................................................................................................10 Section 3.06. Financial Statements; Books and Records; No Undisclosed Liabilities. ................................10 Section 3.07. Absence of Certain Changes. .................................................................................................11 Section 3.08. Tax Matters. ...........................................................................................................................12 Section 3.09. Governmental Programs. ........................................................................................................16 Section 3.10. Real Property. .........................................................................................................................16 Section 3.11. Data Protection, and Privacy. .................................................................................................18 Section 3.12. Title to Assets and Related Matters. .......................................................................................19 Section 3.13. Accounts Receivable, Accounts Payable and Inventories. .....................................................20 Section 3.14. Sales and Services. .................................................................................................................21 Section 3.15. Intellectual Property. ..............................................................................................................21 Section 3.16. Employee Benefit Plans. ........................................................................................................22 Section 3.17. Personnel; Labor Relations. ...................................................................................................24 Section 3.18. Environmental Compliance. ...................................................................................................26 Section 3.19. Licenses and Permits. .............................................................................................................27 Section 3.20. Insurance; Bonds. ...................................................................................................................27 Section 3.21. Contracts and Commitments. .................................................................................................28 Section 3.22. Customers and Suppliers. .......................................................................................................30 Section 3.23. Compliance with Law. ...........................................................................................................31 Section 3.24. Affiliate Transactions. ............................................................................................................31 Section 3.26. IT Assets.................................................................................................................................32 ARTICLE IV ..................................................................................................................................................32 Section 4.01. Organization; Authority. ........................................................................................................32

-ii- 4876-2533-7599.5 Section 4.02. No Conflict; Consents. ...........................................................................................................33 Section 4.03. Ownership of Membership Interests. .....................................................................................33 Section 4.04. Litigation. ...............................................................................................................................33 Section 4.05. Absence of Claims by the Sellers. ..........................................................................................33 Section 4.06. No Brokers. ............................................................................................................................34 Section 4.07. Securities Law Compliance ....................................................................................................34 ARTICLE V ....................................................................................................................................................34 Section 5.01. Organization; Power ...............................................................................................................34 Section 5.02. Authorization and Validity of Agreement ..............................................................................34 Section 5.03. No Conflict or Violation ........................................................................................................35 Section 5.04. Consents and Approvals .........................................................................................................35 Section 5.05. Litigation ................................................................................................................................35 Section 5.06. Broker’s and Finder’s Fees ....................................................................................................35 Section 5.07. Securities Law Compliance ....................................................................................................35 Section 5.09. Capitalization. ........................................................................................................................35 Section 5.10. Investment Representations; Merger Sub ..............................................................................36 Section 5.11. Compliance with Law ............................................................................................................37 ARTICLE VI ..................................................................................................................................................38 Section 6.01. Joint and Several Indemnification By Sellers ........................................................................38 Section 6.02. Indemnification by Sellers .....................................................................................................38 Section 6.03. Indemnification by Purchaser.................................................................................................39 Section 6.04. Indemnification Notice; Litigation Notice .............................................................................39 Section 6.05. Defense of Third-Party Claims ..............................................................................................39 Section 6.06. Survival ..................................................................................................................................41 Section 6.07. Limitation on Indemnified Losses. .........................................................................................41 Section 6.08. Net Recovery. .........................................................................................................................43 Section 6.09. Exclusive Remedy ..................................................................................................................44 Section 6.10. No Duplication of Recovery ..................................................................................................44 Section 6.11. Tax Treatment of Indemnity Payments ..................................................................................45 Section 6.12. Distribution of Escrow Amount .............................................................................................45 ARTICLE VII ................................................................................................................................................45 Section 7.01. Confidential Information ........................................................................................................45 Section 7.02. Non-Competition ....................................................................................................................46 Section 7.03. Non-Solicitation. ....................................................................................................................46 Section 7.04. Non-Disparagement ...............................................................................................................47 Section 7.05. Remedies ................................................................................................................................47 Section 7.06. Release. ..................................................................................................................................48 Section 7.07. Transaction Bonuses.. .............................................................................................................49 ARTICLE VIII ...............................................................................................................................................49 Section 8.01. Publicity .................................................................................................................................49 Section 8.02. Reasonable Best Efforts; Further Assurances ........................................................................49 Section 8.03. Records; Post-Closing Access ................................................................................................50 Section 8.04. Compensation; Post-Closing Employee Matters ....................................................................50 ARTICLE IX ..................................................................................................................................................51 Section 9.01. Transfer Taxes ........................................................................................................................51 Section 9.02. Preparation of Tax Returns. ...................................................................................................51 Section 9.03. Cooperation on Tax Matters. ..................................................................................................52

Section 9.04. Tax Contests....53
Section 9.05. Tax Sharing Agreements....53
Section 9.06. Intended Tax Treatment....53
Section 9.07. Transaction Deductions....54
Section 9.08. Refunds....54
Section 9.09. Prohibited Actions....54

ARTICLE X....55

Section 10.01. Estimated Closing Statement; Payment Spreadsheet....55
Section 10.02. Debt Matters....55
Section 10.03. Closing Deliveries by Sellers and the Company....55

ARTICLE XI....56

Section 11.03. Closing Deliveries by Purchaser....56

ARTICLE XII....56

Section 12.01. No Other Representations or Warranties; Reliance....56

ARTICLE XIII....57

Section 13.01. Schedules, Exhibits and Certificates....57
Section 13.02. Costs and Expenses....57
Section 13.03. Successors and Assigns; Assignment....57
Section 13.04. Notices....58
Section 13.05. Headings....58
Section 13.06. Construction....59
Section 13.07. Severability....59
Section 13.08. Entire Agreement and Amendment....59
Section 13.09. No Waiver....60
Section 13.10. Parties in Interest....60
Section 13.11. Dispute Resolution; Governing Law; Jurisdiction and Venue....60
Section 13.12. Waiver of Jury Trial....61
Section 13.13. Specific Performance....61
Section 13.14. Counterparts....61
Section 13.15. Non-Recourse....61
Section 13.16. Seller Representative....62
Section 13.17 Retention of Counsel; Waiver of Conflicts....62

SCHEDULES AND EXHIBITS

Exhibit A	-	Definitions
Exhibit B	-	Form of Payment Spreadsheet
Exhibit C	-	Disclosure Schedules
Schedule 1.05	-	Accounting Principles and Closing Statement Methodology
Schedule 1.05(k)	-	Illustrative Calculation
Schedule 5.9(d)	-	Certificate of Designation

4876-2533-7599.5

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1 AGREEMENT AND PLAN OF MERGER THIS AGREEMENT AND PLAN OF MERGER (“Agreement”), dated as of the 3rd day of March, 2025 (the “Effective Date”), is made and entered into by and among: (i) Star Equity Holdings, Inc., a Delaware corporation (“Purchaser”), (ii) Alliance Transaction, Inc. (“Merger Sub 1”), (iii) Alliance Drilling Solutions, Inc.., a Delaware corporation (“Merger Sub 2”), (iv) ADT Parent, LLC, a Delaware limited liability company (the “Parent Company”) (v) Alliance Drilling Tools, LLC, a Wyoming limited liability company (the “Target Company,” and together with the Parent Company, the “Company”), (vi) each of the members of the Parent Company set forth under the heading “Sellers” on the signature pages hereto (collectively, the “Sellers”) and (vii) Bruce McGovern, in his capacity as Seller Representative. RECITALS WHEREAS, prior to the Effective Date the Sellers owned 100% of the issued and outstanding membership interests of the Company; WHEREAS, prior to the Closing Date (defined below), the Target Company underwent a restructuring in accordance with the following actions in the order in which they are described (collectively, the “Restructuring”) whereby (i) the Sellers formed the Parent Company; (ii) the Sellers contributed 100% of the issued and outstanding membership interests of the Target Company to the Parent Company in exchange for 100% of the issued and outstanding membership interests of the Parent Company, and (iii) on the date of the contribution described in clause (ii) above, Parent Company filed an election for the Target Company to be classified as a “qualified subchapter S subsidiary” within the meaning of Section 1361(b)(3)(B) of the Code; WHEREAS, for U.S. federal income Tax purposes, (a) the steps contemplated in the Restructuring are intended to qualify as a reorganization under the provisions of Section 368(a)(1)(F) of the Code, and (b) consistent with Revenue Ruling 2008-18 (2008-113 C.B. 674), following the Restructuring, the Target Company’s status as an S Corporation pursuant to Section 1362(a) of the Code will not terminate and will carry over to the Parent Company; WHEREAS, since the Restructuring and as of the Effective Date, the Sellers have owned one hundred percent (100%) of the issued and outstanding equity of the Parent Company and the Parent Company has owned one hundred percent (100%) of the issued and outstanding equity of the Target Company; WHEREAS, the Target Company operates the Business and owns, leases, or licenses all assets used in the operation of the Business; WHEREAS, the Sellers desire to sell to Purchaser, and Purchaser desires to acquire from the Sellers by means of the Mergers (as defined below), all of the Parent Company’s membership interests (the “Membership Interests”), upon the terms and subject to the conditions set forth in this Agreement; WHEREAS, the Parties intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g), and to cause the Mergers to qualify as a reorganization under the provisions of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder; WHEREAS, the Parent Company, Purchaser, Merger Sub 1 and Merger Sub 2 intend to effect (i) a merger of Merger Sub 1 with and into the Parent Company, pursuant to which Merger Sub 1 will cease to exist and the Parent Company will become a wholly-owned subsidiary of Purchaser, and immediately thereafter, (2) a merger of the Parent Company with and into Merger Sub 2, pursuant to which the Parent

2 Company will cease to exist and Merger Sub 2 will continue as a wholly-owned subsidiary of Purchaser, each in accordance with the DGCL; WHEREAS, following the merger of the Parent Company with and into Merger Sub 2, the Target Company will continue to exist as a wholly-owned subsidiary of Merger Sub 2; WHEREAS, the Board of Directors of Purchaser and the Board of Managers of each of Merger Sub 1, Merger Sub 2 and the Company have approved and declared advisable this Agreement, the merger of Merger Sub 1 and Merger Sub 2 with and into the Parent Company (as described above) and the other transactions contemplated by this Agreement, upon the terms and subject to the conditions set forth in this Agreement; WHEREAS, Purchaser, as the sole member of Merger Sub 1 and Merger Sub 2, has approved this Agreement, the Mergers and the other contemplated transactions; WHEREAS, Sellers, as all of the members of the Parent Company, have approved this Agreement, the Mergers and the other contemplated transactions; WHEREAS, capitalized terms used but not otherwise defined shall have the meanings ascribed to them in Exhibit A attached hereto; NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I ACQUISITION OF THE MEMBERSHIP INTERESTS Section 1.01. The Mergers. Upon the terms and subject to the conditions set forth in this Agreement, immediately following execution of this Agreement by the Parties, (i) Merger Sub 1 shall be merged with and into the Parent Company (“Merger 1”), the separate corporate existence of Merger Sub 1 shall cease and the Parent Company shall continue as the surviving limited liability company in Merger 1 (the “Merger 1 Surviving Company”), and (ii) immediately thereafter the Merger 1 Surviving Company shall be merged with and into Merger Sub 2 (“Merger 2,” together with Merger 1, the “Mergers”), the separate corporate existence of the Merger 1 Surviving Company shall cease and Merger Sub 2 shall continue as the surviving corporation (the “Surviving Company”) and the Target Company shall continue as a wholly- owned subsidiary of the Surviving Company. Section 1.02. Consideration. The aggregate consideration to be paid by Purchaser to Sellers for the transfer of the Membership Interests by means of the Mergers, subject to adjustment as provided in Section 1.05 (the “Purchase Price”), shall be: (a) Five Million Dollars ($4,900,000.00) cash; (b) 775,000 shares of Series A Preferred Stock (the “Stock Consideration”); (c) plus or minus, as the case may be, the absolute amount by which the Closing Net Working Capital is greater than or less than the Target Net Working Capital;

3 (d) minus the aggregate amount of the Closing Debt; (e) plus the aggregate amount of Closing Cash on Hand; and (f) minus the aggregate amount of the Closing Transaction Expenses. Section 1.03. Closing Payments; Payment Spreadsheet. (a) At the Closing, Purchaser shall make (or cause to be made) the following payments in cash by wire transfer of immediately available funds in accordance with the Payment Spreadsheet: (i) an amount equal to the Estimated Closing Debt that is not Assumed Debt shall be paid to the Persons or bank accounts and in the amounts specified in the Payoff Letters; (ii) an amount equal to the remainder of the Estimated Closing Transaction Expenses (minus the Transaction Expenses described in clause (b) the definition thereof) shall be paid to the Persons or bank accounts and in the amounts specified in the Payment Spreadsheet; and (iii) an amount equal to the Estimated Purchase Price less the Escrow Amount shall be paid to, or on behalf of (in accordance with the foregoing), Sellers in accordance with the Payment Spreadsheet to the respective accounts designated in the Payment Spreadsheet. (b) At the Closing, Purchaser shall issue the Stock Consideration to the Sellers in accordance with the Payment Spreadsheet. (c) Attached as Exhibit B hereto is a spreadsheet (the “Payment Spreadsheet”) setting forth each Seller’s (i) Pro Rata Percentage, (ii) share of the Estimated Purchase Price to be distributed to such Seller pursuant to Section 1.03(a)(iii), (iii) share of the Stock Consideration to be issued to such Seller pursuant to Section 1.03(b), (iv) share of the Escrow Fund, and (v) the Transaction Bonuses and applicable recipients. Purchaser and its Affiliates shall be entitled to rely completely on the information in the Payment Spreadsheet and shall have no liability to any Person if Purchaser makes payments in accordance therewith. Section 1.04. Escrow Deposit. At the Closing, Purchaser shall retain in a segregated, interest bearing account (a) one-million Dollars ($1,000,000) (“Cash Escrow”) and (b) 100,000 shares of the Stock Consideration (“Escrow Stock”) ((a) and (b) together the “General Indemnity Escrow Amount” and together with all interest, dividends, and earnings thereon, the “General Indemnity Escrow Funds”) for purposes of satisfying, at least in part, any indemnification obligations of the Sellers pursuant to Article VI (subject to the limitations, conditions and restrictions set forth in Article VI), and (c) Two-hundred and fifty thousand Dollars ($250,000) (the “Working Capital Escrow Amount” and together with all interest and earnings thereon, the “Working Capital Escrow Funds”), in each case into a segregated account, for purposes of satisfying any obligations of Sellers pursuant to Section 1.05(h). The Escrow Stock shall (i) be held in book entry form with the Purchaser transfer agent, (ii) include a legend limiting the transfer of the Escrow Stock (“Escrow Legend”), (iii) be shown as issued and outstanding on the Purchaser’s financial statements, and (iv) retain all vesting and dividend rights (as applicable). The General Indemnity Escrow Amount and the Working Capital Escrow Amount (together, the “Escrow Amount”) and all interest and earnings thereon (together with the Escrow Amount, the “Escrow Funds”) shall be held and disbursed in accordance with the terms and conditions of Section 1.05(h), Section 1.05(i) and ARTICLE VI. The later of five (5) days following the end of each calendar month following the Closing Date or five (5) days following the receipt of monthly reports from the banking institution having custody of the cash, the Purchaser shall deliver to the Seller Representative a statement of balance and earnings with respect to the Escrow Funds.

4 Section 1.05. Adjustments. (a) At least three (3) Business Days prior to the Closing Date, Seller Representative shall have prepared and delivered to Purchaser the following: (i) the Estimated Closing Date Balance Sheet and (ii) a statement (the “Estimated Closing Statement”) consistent with the Estimated Closing Date Balance Sheet setting forth Sellers’ good faith estimate of (A) the Closing Net Working Capital (the “Estimated Net Working Capital”), (B) the Closing Cash on Hand (the “Estimated Closing Cash on Hand”), (C) the Closing Debt (the “Estimated Closing Debt”), (D) the Closing Transaction Expenses (the “Estimated Closing Transaction Expenses”) and (E) based on the estimates in items (A) – (D), a calculation of the estimated Purchase Price (the “Estimated Purchase Price”), and (iii) the Payment Spreadsheet, in the form attached hereto as Exhibit B. The Estimated Closing Statement shall be prepared in good faith by Seller Representative, and all of the individual elements thereof shall be prepared in accordance with the Accounting Principles and consistent with the Illustrative Calculation. (b) Within one hundred and twenty (120) calendar days of the Closing Date, Purchaser shall prepare and deliver to Seller Representative (i) a balance sheet of the Company as of the Effective Time, without giving effect to the transactions contemplated by this Agreement occurring on the Closing Date, which balance sheet shall be prepared in accordance with the Accounting Principles (the “Closing Balance Sheet”), (ii) a statement (the “Purchaser Closing Statement”) setting forth Purchaser’s calculations, from and consistent with the Closing Balance Sheet, of (A) the Closing Net Working Capital (the “Purchaser Net Working Capital”), (B) the Closing Cash on Hand (the “Purchaser Closing Cash on Hand”), (C) the Closing Debt (the “Purchaser Closing Debt”), (D) the Closing Transaction Expenses (the “Purchaser Closing Transaction Expenses”), and (E) the resulting proposed final Purchase Price and Adjustment Amount calculated based on the foregoing calculations, and (iii) reasonably detailed schedules, data and calculations in support of the Closing Balance Sheet and the determinations set forth in the Purchaser Closing Statement. The Purchaser Closing Statement, and all of the individual elements thereof, shall be prepared in accordance with the Accounting Principles and consistent with the Illustrative Calculation, without giving effect to the transactions contemplated by this Agreement occurring on the Closing Date. (c) Within thirty (30) calendar days after receipt of the Purchaser Closing Statement, Seller Representative shall notify Purchaser in writing whether it accepts or disputes the accuracy of the items contained in the Purchaser Closing Statement. During such thirty (30) day period, (i) Seller Representative shall be provided with copies of files and records (“Files and Records”) of the Company used in preparing the calculations in the Closing Balance Sheet and the Purchaser Closing Statement as he may reasonably request to respond to the Purchaser Closing Statement; (ii) Purchaser will, and will cause the Company to, afford Seller Representative and his designees who have signed confidentiality agreements reasonable access, during normal business hours and upon reasonable prior notice, to the personnel, properties, books and records of the Company and to any other information reasonably requested by Seller Representative for purposes of reviewing the calculations contemplated by this Section 1.05; and (iii) Purchaser shall authorize its accountants to disclose, to the extent reasonably necessary, any workpapers generated by such accountants in connection with preparing the calculations specified in this Section 1.05; provided, that such accountants shall not be obligated to make any workpapers available except in accordance with such accountants’ disclosure procedures and then only after the non-client party has signed an agreement relating to access to such workpapers in a form and substance reasonably acceptable to such accountants. The rights of Sellers under this Agreement shall not be prejudiced by the failure of Purchaser to comply with this Section 1.05(c) and, without limiting the generality of the foregoing, the time period for which Seller Representative is required to submit its Dispute Notice (as defined below) under this Sections 1.05(c) and 1.05(d) shall be automatically extended by the number of days Purchaser fails to comply with this Section 1.05(c) plus an additional five (5) days. If Seller Representative accepts the Purchaser Closing Statement in writing or if Seller Representative fails to provide a Dispute Notice within such thirty (30) day period, (A)

5 the Purchaser Net Working Capital shall be deemed the “Final Net Working Capital”, (B) the Purchaser Closing Cash on Hand shall be deemed the “Final Cash on Hand”, (C) the Purchaser Closing Debt shall be deemed the “Final Debt,” and (D) the Purchaser Closing Transaction Expenses shall be deemed the “Final Transaction Expenses”. (d) If Seller Representative disputes the accuracy of any items contained in the Purchaser Closing Statement, Seller Representative shall give written notice to Purchaser no later than thirty (30) calendar days following their receipt thereof (the “Dispute Notice”), which Dispute Notice shall specify the reasons for such disagreement, the amounts of any adjustments that are necessary for the computations in the Purchaser Closing Statement to conform to the requirements of this Agreement, and the basis for Seller Representative’s proposed adjustments. During the thirty (30) calendar day period following delivery of the Dispute Notice, Seller Representative and Purchaser shall work together in good faith to resolve any such disagreements. If the parties resolve their differences over the disputed items in accordance with the foregoing procedure, the Final Net Working Capital, the Final Cash on Hand, the Final Debt or the Final Transaction Expenses, as applicable, shall be the amount agreed upon by them in writing. (e) If Purchaser and Seller Representative are unable to resolve any disputed matters outstanding within such thirty (30) calendar day period, all disputed matters raised by Seller Representative not so resolved shall be submitted to the Independent Accountant for final resolution. The Independent Accountant shall act as an arbitrator and not as an expert to determine only those issues still in dispute and the determination of the Independent Accountant shall either adopt the position of Seller Representative or Purchaser. In resolving any disputed item, the Independent Accountant shall (i) not assign a value to any item that is different than the value for such item claimed by either Seller Representative or Purchaser, (ii) consider only those items or amounts disputed by Seller Representative in the Dispute Notice which remain in dispute, and (iii) make any determinations in accordance with the Accounting Principles. The Independent Accountant shall make its determination based solely on presentations by Seller Representative and Purchaser (or their respective Representatives). Purchaser and Seller Representative shall use their respective commercially reasonable efforts to cause the Independent Accountant to make its determination as soon as possible, but in no event later than thirty (30) calendar days following the date on which the dispute is submitted. Such determination shall be final, binding and conclusive upon the parties hereto (absent fraud or manifest error). The Independent Accountant’s resolution of any such disagreement shall be reflected in a written report, which shall be delivered promptly to Purchaser and Seller Representative. All fees and expenses of the Independent Accountant shall be apportioned between the Sellers, on the one hand, and the Purchaser, on the other hand, based upon inverse proportion of the disputed amounts resolved in favor of such party, as determined by the Independent Accountant and set forth in the report of such Independent Accountant (i.e. (i) Purchaser shall be responsible for that portion of the fees and expenses multiplied by a fraction, the numerator of which is the aggregate dollar value of the disputed items submitted to the Independent Accountant that are resolved against Purchaser (as finally determined by the Independent Accountant) and the denominator of which is the total dollar value of the disputed items so submitted and (ii) Sellers shall be responsible for the remaining amount of fees and expenses). If a retainer is required by the Independent Accountant, the retainer shall be split equally between the Purchaser and Sellers; provided, however, that the retainer shall be considered part of the fees and expenses of such Independent Accountant and if either of such parties has paid a portion of such retainer, such party shall be entitled to be reimbursed by the other such party to the extent required by this Section 1.05(e). In the event of any dispute regarding such allocation, the Independent Accountant shall determine the allocation of its fees and expenses as between the Purchaser and the Sellers in accordance with such allocation methodology, such determination to be final, non-appealable and binding on all parties. If any matters are submitted to the Independent Accountant, the Final Net Working Capital, the Final Cash on Hand, the Final Debt or the Final Transaction Expenses, as applicable, shall be the amount as determined by the Independent Accountant in accordance with this Section 1.05(e).

6 (f) In the event (i) the Purchaser fails to deliver to Seller Representative the Purchaser Closing Statement (other than in the event such failure is due, in whole or in part, to the Sellers’ lack of reasonable cooperation) within one hundred and twenty (120) days after the Closing Date in accordance with Section 1.05(b), then at the election of Seller Representative, in its sole discretion, (i) the Estimated Closing Statement shall be deemed final for all purposes of this Agreement, or (ii) the Estimated Closing Statement shall be considered for all purposes of this Agreement as being the “Purchaser Closing Statement” delivered by the Purchaser pursuant to Section 1.05(b) and Seller Representative shall have all of its rights under this Section 1.05 with respect to such Purchaser Closing Statement. (g) The final Purchase Price, including, the Final Net Working Capital, the Final Cash on Hand, the Final Debt, and the Final Transaction Expenses, as finally agreed by the parties or as determined by the Independent Accounting Firm as described in this Section 1.05 (the “Final Purchase Price”) shall be final for all purposes of this Agreement and shall not be subject to appeal or further review absent fraud, bad faith or manifest error. The term “Adjustment Amount” shall mean an amount equal to the Final Purchase Price minus the Estimated Purchase Price. (h) In the event that the Adjustment Amount is a positive amount, then Purchaser shall (i) cause the Company to, within five (5) calendar days after the determination thereof, pay to each Seller an amount equal to such Seller’s Pro Rata Percentage of the Adjustment Amount, by wire transfer of immediately available funds to an account designated in writing by each Seller and in accordance with the Payment Spreadsheet, and (ii) Purchaser and Seller Representative shall jointly instruct the Purchaser to release the then-remaining balance of the Working Capital Escrow Funds by wire transfer of immediately available funds to an account designated in writing by Seller Representative and in accordance with the Payment Spreadsheet. (i) In the event that the Adjustment Amount is a negative amount, then, within five (5) calendar days after the determination thereof, Purchaser and Seller Representative shall (i) jointly instruct the Purchaser to disburse to Purchaser from the Working Capital Escrow Funds an amount equal to the Adjustment Amount (expressed as a positive number) and (ii) to the Sellers the then-remaining balance of the Working Capital Escrow Funds, if any, by wire transfer of immediately available funds to an account designated in writing by Sellers in accordance with the Payment Spreadsheet; provided that if such Adjustment Amount exceeds the Working Capital Escrow Amount, then the remainder of such Adjustment Amount owed to Purchaser (the “Shortfall Amount”) shall be paid to Purchaser by the Sellers, on a joint and several basis. Notwithstanding the foregoing, if there is a Shortfall Amount, and (i) the Shortfall Amount is mutually agreed to by the Purchaser and the Seller Representative in writing or has been finally determined by the Independent Accountant in accordance with this Section 1.05, and (ii) the Sellers do not pay such Shortfall Amount in cash in accordance with the preceding sentence, then the Shortfall Amount shall be paid to Purchaser by the Sellers, on a joint and several basis, from the General Indemnity Escrow Amount, first from Cash Escrow and second from Escrow Stock. To the extent that the General Indemnity Escrow Amount is reduced or exhausted to pay the Shortfall Amount, Sellers shall (i) pay the remaining Shortfall Amount to Purchaser within five (5) calendar days of the determination of the Adjustment Amount and (ii) replenish the General Indemnity Escrow Amount by depositing an amount equal to the amount released from the General Indemnity Escrow Amount to Purchaser pursuant to this Section 1.05 within ten (10) calendar days of such release., (j) The purpose of this Section 1.05 is to determine the final Purchase Price to be paid by Purchaser under this Agreement. No adjustment to the Purchase Price pursuant to this Section 1.05 or any state of facts pertaining to the Purchase Price adjustment process or the components thereof shall be taken into account in determining or be considered a breach of any representation, warranty, or other provision of this Agreement or any document delivered pursuant to this Agreement. Any payment made pursuant to

7 this Section 1.05 will be treated by the parties hereto for all purposes as an adjustment to the Purchase Price. If any amount owed by a party pursuant to this Section 1.05 remains unpaid after the applicable payment period specified herein or therein, then interest shall accrue on the unpaid amount from the date due to the payment at a rate per annum equal to eight percent (8%). (k) Set forth on Schedule 1.05(k) is an illustrative calculation of the Net Working Capital as if the Closing had occurred on January 31, 2025 (the “Illustrative Calculation”). Section 1.06. Withholding Rights. Notwithstanding any other provision of this Agreement to the contrary, or any other provision of any other agreement to the contrary, any Person that may be required by Law to deduct and withhold from any amounts payable to any Person pursuant to this Agreement, any other agreement entered into in connection with the Contemplated Transactions, or any other agreement as a result of the Contemplated Transactions, shall be entitled to deduct and withhold all such amounts as it is required to deduct and withhold in connection with the foregoing under or in respect of any provision of Law. Any amounts so deducted and withheld and remitted to the appropriate Governmental Entity shall be treated for all purposes of this Agreement, and each other applicable agreement, as having been paid to the Person in respect of which such amount was payable to prior to any such deduction or withholding. Prior to subjecting any payment (excluding all compensatory payments) to withholding hereunder, the payor shall provide the payee with prompt written notice thereof, including a calculation of the withholding amount. Payor shall consider any applicable and fully and properly completed documentation or certifications to reduce or eliminate the amount of withholding to the extent permitted under applicable Law provided to the payor in advance of any payment date. Upon the reasonable request of the Sellers, Purchaser shall reasonably cooperate with the Sellers to reduce or mitigate any such withholdings. Section 1.07. Cash Distributions. Notwithstanding anything to the contrary herein, the Sellers shall have the right to cause the Company to distribute any Cash on Hand to the Sellers or its designees on or prior to the Closing Date, and any such distributions shall not be deemed to be a breach of any representations and warranties in Article III, Article IV and Article V or a breach of any covenant (but shall be subject to the other terms and conditions herein). ARTICLE II CLOSING; EFFECT OF THE MERGER; EXCHANGE AND PAYMENT Section 2.01. Closing; Closing Date. The consummation of the Mergers as contemplated by this Agreement (the “Closing”) shall occur by electronic exchange of signature pages and wiring of funds on the date hereof, or at such other time and date as the parties may mutually agree in writing (the date on which the Closing actually takes place is referred to in this Agreement as the “Closing Date”). Simultaneously, the other transactions contemplated by this Agreement to occur at the Closing shall take place by the delivery of all of the closing documents set forth in Sections 10.03 and 11.03. Subject to the provisions of this Agreement, as promptly as practicable on the Closing Date, the Parties shall file a certificate of merger (each, a “Certificate of Merger”) for each of Merger 1 and Merger 2 in such form as is required by, and executed and acknowledged in accordance with, the relevant provisions of the DGCL, and shall make all other filings and recordings required under the DGCL. Each Merger shall become effective at such date and time as the applicable Certificate of Merger is filed with the office of the Delaware Division of Corporations. The date and time at which Merger 2 becomes effective is referred to in this Agreement as the “Effective Time”. The parties hereto acknowledge and agree that all proceedings at the Closing shall be deemed to be taken and all documents to be executed and delivered by all such parties at the Closing shall be deemed to have been taken and executed simultaneously, and no proceedings shall be deemed taken nor any document executed or delivered until all have been taken, executed and delivered, and the Closing will be deemed effective as of

8 12:01 a.m. (Eastern Time) on the Closing Date irrespective of the actual occurrence of the Closing at any particular time on the Closing Date. Section 2.02. Effect on Membership Interests. Upon the closing of Merger 1, by virtue of Merger 1 and without any further action on the part of Purchaser, Merger Sub 1 or the Parent Company, the outstanding shares of Merger Sub 1 (“Merger Sub 1 Interest”) shall be converted into and become one fully paid and nonassessable membership interest of the Merger 1 Surviving Company (“Merger 1 Surviving Company Interest”). At the Effective Time, by virtue of Merger 2 and without any further action on the part of Purchaser, Merger Sub 2 or the Parent Company, the outstanding Merger 1 Surviving Company Interests shall be converted into and become one fully paid and nonassessable share of the Surviving Company (“Merger 2 Surviving Company Interest,” together with the Merger 1 Surviving Company Interest, the “Surviving Company Interest”) and all the property, rights, privileges, powers and franchises of the Merger Sub 1 Surviving Company shall vest in the Surviving Company, and all debts, liabilities and duties of the Merger Sub 1 Surviving Company shall become the debts, liabilities and duties of the Surviving Company. Each certificate evidencing ownership of any such Surviving Company Interest, if any, will automatically be deemed to be evidence of ownership of such interests of the Surviving Company and the Surviving Company will be a wholly-owned subsidiary of the Purchaser. Section 2.03. Conversion of Company Interests. At the Effective Time, by virtue of Merger 1 and without any further action on the part of Purchaser, Merger Sub 1 or the Company, the Membership Interests shall be cancelled and extinguished and be converted into the right of the holders thereof to receive the Purchase Price allocable to such Membership Interests, subject to reductions and adjustment thereof in accordance with the terms of this Agreement. From and after the Effective Time, the transfer books of the Parent Company shall be closed and there shall be no further registration of transfers on the transfer books of the Surviving Company of the Membership Interests. All Membership Interests will no longer be outstanding, and each Seller will cease to have any rights with respect thereto, except the right to receive such Seller’s portion of the Purchase Price, as set forth on the Payment Spreadsheet. Section 2.04. Certificate of Organization, Operating Agreement and Officers and Managers of the Surviving Company. (a) The certificate of organization of the Parent Company shall be the certificate of organization of the Merger Sub 1 Surviving Company and the Surviving Company. (b) The operating agreement of the Parent Company as in effect immediately prior to Merger 1 shall be the operating agreement of the Merger 1 Surviving Company. (c) The Certificate of Incorporation and Bylaws Merger Sub 2 as in effect immediately prior to Merger 2 will be the Certificate of Incorporation and Bylaws of the Merger 2 Surviving Company. (d) The officers and managers of Merger Sub 1 immediately prior to the closing of Merger 1 shall be the officers and managers of the Merger 1 Surviving Company and the officers and managers of Merger Sub 2 immediately prior to the Effective Time shall be the officers and managers of the Surviving Company, in each case until their respective successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the certificate of organization and operating agreement of the Merger 1 Surviving Company and the Surviving Company, as amended immediately after the Effective Time and as applicable. ARTICLE III

9 REPRESENTATIONS AND WARRANTIES RELATED TO THE COMPANY The Sellers, jointly and severally, hereby represent and warrant to Purchaser that, except as set forth in the Disclosure Schedules, the statements contained in this Article III are true and correct as of the date hereof (except those representations and warranties which address matters as of or for a particular date or time period, which statements shall be true and correct only as of such date or for such time period). Section 3.01. Authorization and Validity of Agreement; Organization and Power and Capitalization of the Company. (a) The Company has due power, right and authority to enter into, execute and deliver this Agreement and the Related Agreements to which the Company is a party, to consummate the Contemplated Transactions, to perform all of its obligations under this Agreement and the Related Agreements to which Sellers are a party, and to comply with and fulfill the terms and conditions of this Agreement and the Related Agreements to which the Company is a party. The execution and delivery of this Agreement and the Related Agreements to which Company is or will be a party and the performance of the Company’s obligations under this Agreement and the Related Agreements to which the Company is a party have been duly authorized by all requisite corporate action on the part of the Company. This Agreement has been, and each of the Related Agreements to which the Company will be a party will be, duly executed and delivered by the Company, and this Agreement and each of the Related Agreements are and shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms and conditions (assuming due authorization, execution and delivery by each other party), except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditor’s rights generally or by general principles of equity, whether applied in a proceeding at Law or equity (the “Enforceability Exceptions”). (b) The Target Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Wyoming. The Parent Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. True, complete and correct copies of the Governing Documents of the Company, as currently in effect, have been made available to Purchaser. The Company is not in violation of any of the provisions of its Governing Documents. The Company is duly qualified or licensed to do business and is in good standing in each of the jurisdictions in which it does business, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company. (c) The Membership Interests represent, on a fully diluted basis, all of the issued and outstanding equity interests in the Parent Company. All of the Membership Interests are duly authorized and validly issued, fully paid and non-assessable and free of any pre-emptive rights. Except pursuant to this Agreement, there is no Contract pursuant to which the Parent Company has, directly or indirectly, granted any option, warrant or other right to any Person to acquire any equity interests of the Parent Company. Section 3.02. No Conflict or Violation. The execution, delivery and performance of this Agreement and the Related Agreements to which the Company is a party does not, and the performance of Contemplated Transactions will not, except as set forth on Section 3.02 of the Disclosure Schedules, (a) violate or conflict with any provision of the Governing Documents of the Company or any resolution adopted by the managers or members of the Company; (b) conflict with or result in a violation of or default under any Law applicable to the Company or by which the Company’s assets or properties, including the Membership Interests, may be bound or affected; (c) (i) require any consent or approval or (ii) violate or result in a breach of or constitute a default (or an event which with due notice or lapse of time or both would become a default) or give any Person the right to exercise any material remedy (including rights of termination, foreclosure, cancellation

10 or acceleration, or any imposition of monetary fine or penalty), in each case, under any Material Contract, Order, Material License and Permit applicable to the Company or by which the Company’s assets or properties, including the Membership Interests, may be bound or affected; (d) result in the imposition of any Encumbrance (other than Permitted Encumbrances) on any of the Membership Interests or the assets of the Company (with or without due notice or lapse of time or both); or (e) result in any member of the Company having the right to exercise dissenters’ appraisal rights or any similar rights. Section 3.03. Litigation. (a) Except as set forth on Section 3.03(a) of the Disclosure Schedules, (a) there are no Proceedings pending or, to the Knowledge of Sellers, threatened, against the Company or materially affecting (i) any of its properties or assets, (ii) the Business or (iii) the Membership Interests, (b) there are no unsatisfied judgments of any kind against the Company or affecting (i) any of its properties or assets, (ii) the Business or (iii) the Membership Interests, and (c) the Company is not subject to any outstanding judgment, order, writ, award, injunction or decree of any Governmental Entity or arbitrator or any outstanding settlement with any Person. (b) For the past four (4) years, the Company has not been a party to any Proceeding (no longer pending) nor, to the Knowledge of Sellers, has the Company been threatened in writing to be made a party to any Proceeding. Section 3.04. Broker’s and Finder’s Fees. No broker, finder or other Person is entitled to any commission or finder’s fee in connection with this Agreement or the Contemplated Transactions as a result of any actions or commitments of the Company, except as set forth within Section 3.04 of the Disclosure Schedules. Section 3.05. Consents and Approvals. Excluding the filing of the Merger Certificates, no consent, waiver, notice, permit of any Governmental Entity, or declaration to or filing or registration with any Governmental Entity, is required in connection with (a) the execution and delivery of this Agreement or any of the Related Agreements by the Company, (b) the performance by the Company of its obligations hereunder or thereunder, or (c) the consummation of the Contemplated Transactions by the Company (except no representation is made with respect to any action, consent, or order of, or registration, declaration or filing with, any Governmental Entity required as a result of the Purchaser’s operations or matters specific to the Purchaser). Section 3.06. Financial Statements; Books and Records; No Undisclosed Liabilities. (a) Attached hereto as Section 3.06(a) of the Disclosure Schedules are true and complete copies of: (i) the consolidated balance sheets, statements of operations and statements of cash flows of the Target Company as of the fiscal years ending December 31, 2022, December 31, 2023, and December 31, 2024 (collectively, the “Reviewed Financial Statements”); and (ii) the consolidated balance sheets and statements of operations of the Target Company as of and for the fiscal year ended December 31, 2024 (the “Interim Financial Statements”; together with the Reviewed Financial Statements, the “Financial Statements”). Except as set forth on Section 3.06(a) of the Disclosure Schedules, the Financial Statements have been applied in a manner consistent with the past practices of the Target Company from the books and records of the Target Company and fairly present, in all material respects, the financial position of the Target Company and results of operations of the Business as of the respective dates thereof and for the periods indicated therein, except as otherwise stated therein or, in the case of the Interim Financial Statements, for the absence of notes, other presentation items, and of normal year-end adjustments.

11 (b) The Target Company maintains proper and adequate internal accounting controls which provide assurance that (i) transactions outside the Ordinary Course of Business are executed with management’s authorization; (ii) transactions are recorded as necessary to prepare the financial statements of the Target Company and to maintain accountability for the Target Company’s assets; (iii) prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Target Company; (iv) the reporting of the Target Company’s assets is compared with existing assets at regular intervals; and (v) accounts, notes and other receivables and inventory are recorded, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. (c) The Company does not have any Liability of the type that is required to be reflected on a balance sheet prepared in accordance with GAAP, except for (i) Liabilities reflected, reserved against or otherwise disclosed in the Interim Financial Statements, (ii) Liabilities arising since the Interim Financial Statements Date in the Ordinary Course of Business, (iii) Liabilities in the form of contractual obligations required to be performed under the Contracts of the Company (none of which is a Liability arising from any breach of Contract, tort, infringement, misappropriation, lawsuit or violation of Law by the Company prior to the Closing), (iv) Liabilities expressly contemplated by this Agreement (including, without limitation, the Transaction Expenses), and (v) Liabilities disclosed on Section 3.06(c) of the Disclosure Schedules. The Company is not a party to, nor does it have any commitment to become party to, any off-balance sheet arrangement. (d) Section 3.06(d) of the Disclosure Schedules sets forth a list of all outstanding Liabilities of the Company as of the date of this Agreement to the extent such Liabilities constitute Debt pursuant to clauses (a)-(f), (h), or (i) in the definition of Debt. The Company has delivered or made available to Purchaser a true, correct and complete copy of each of the instruments or other documents or arrangements, in writing, with respect to such Debt. The Company is not in material default with respect to such Debt. Section 3.07. Absence of Certain Changes. (a) Since December 31, 2023, there has not occurred any event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. Since June 30, 2024, the Company has conducted the Business in the Ordinary Course of Business, except as set forth on Section 3.07(a) of the Disclosure Schedule. (b) Without limiting the generality of the foregoing, since June 30, 2024, except as set forth on the applicable subparts of Section 3.07(b) of the Disclosure Schedules, there has not been any: (i) damage or destruction affecting a material portion of the assets or properties of the Company; (ii) change in the Company’s accounting policies, procedures or methodologies, in each case, except to the extent required by GAAP or changes to applicable accounting rules; (iii) sale or transfer of any material tangible or intangible asset of the Company, except in the Ordinary Course of Business; (iv) mortgage, pledge or imposition of any Encumbrances (other than Permitted Encumbrances) on any material asset of the Company; (v) except for the Restructuring, declaration or payment of any distribution or dividend in respect of any equity securities of the Company or, directly or indirectly, any purchase, redemption, issuance, sale, transfer or other acquisition or disposition by the Company of any of the Company Securities or the Subsidiary Securities; (vi) commitment by the Company to make or authorize any capital expenditure, other than capital expenditures in the Ordinary Course of Business not in excess of $50,000; (vii) acquisition by the Company (including, without limitation, by merger, consolidation, or acquisition of stock or assets) of any interest in any Person or any division thereof or any assets, other than acquisitions of assets in the Ordinary Course of Business; (viii) incurrence by the Company of any Debt (including, without limitation, the assumption, guarantee or endorsement by the Company of the obligations of any Person), other than in the Ordinary Course of Business under existing credit facilities; (ix) entrance into, or amendment, acceleration,

12 termination (other than pursuant to the express terms of such Material Contract) or modification of, any Material Contract by the Company, other than in the Ordinary Course of Business; (x) except for the Restructuring and other than pursuant to the Contemplated Transactions, the issuance, sale, pledge, disposition, Encumbrance (other than Permitted Encumbrances) or transfer the Company of any Company Interests; (xi) waiver, release, assignment, settlement or compromise by the Company of any material rights or claims (other than in the Ordinary Course of Business), or any material litigation or arbitration; (xii) other than in the Ordinary Course of Business, (A) increase in compensation or benefits payable or to become payable to any current or former Personnel or independent contractor of the Company, (B) grant of rights to severance or termination pay to, or entrance into any employment, consulting or severance agreement with, any current or former Personnel or independent contractor of the Company, or (C) establishment, entrance into, or amendment, modification or termination of, any Employee Plans, except in the Ordinary Course of Business; (xiii) loans or advances to, guarantees for the benefit of, or any investments in, any Person made by the Company, except in the Ordinary Course of Business; (xiv) amendment or modification to the Company’s Governing Documents; (xv) except in the Ordinary Course of Business, (A) acceleration of sales into a current period or deferral of any sales into a future period, (B) delay or postponement of any material repair or maintenance of the Company’s properties or assets, or (C) variance in any inventory purchase practices in any material respect from past practices; (xvi) in each case with respect to the Company, filing, change, or revocation of any Tax election, change of any annual accounting period in respect of Taxes, adoption or change of any accounting method in respect of Taxes, entrance into any closing agreement (or similar agreement with a Governmental Entity) relating to any Tax, or settlement or compromise of any Tax claim, audit, procedure, assessment or Tax liability, filing of any Tax Return in a manner inconsistent with past practice or inconsistent with applicable Law, filing of any amended Tax Return, entry into any Tax allocation, sharing or indemnity agreement, surrender of a right to claim a Tax refund, consent to an extension or waiver of the statute of limitations period applicable to any Tax claim or assessment, making of any voluntary Tax disclosure or Tax amnesty filing or any entrance into any closing agreement with respect to Taxes, other similar action or omission relating to the filing of any Tax Return or the payment of any Tax, if any such action or omission would have the effect of increasing the Tax liability of the Company or for which Purchaser or any of its Affiliates would be responsible or would otherwise acquire pursuant to this Agreement; (xvii) delay or postponement of any material capital expenditures or expansion plans; or (xviii) agreement or commitment by the Company to do any of the foregoing. Section 3.08. Tax Matters. For purposes of this Section 3.08, all references to the Company includes not only the Company but also the Sellers. (a) Except as set forth on Section 3.08(a) of the Disclosure Schedules, the Company has complied with all applicable Laws relating to Taxes and has duly and timely filed all Tax Returns required by Law to be filed by the Company in accordance with all applicable Laws. All such Tax Returns were true, correct and complete in all material respects and prepared in compliance with applicable Law. Except as set forth on Section 3.08(a) of the Disclosure Schedules, the Company has timely paid all Taxes required to be paid by it, whether or not shown as due and owing on any Tax Return (for this purpose, disregarding all deductions arising by virtue of this Agreement or in connection with the Contemplated Transactions). The time for filing any Tax Return by or with respect to the Company has not been extended to a date later than the Closing Date, other than extensions applicable to any Tax Returns that have been or will be filed prior to the Closing. (b) Except as set forth on Section 3.08(b) of the Disclosure Schedules, the Company has (i) duly and timely withheld all Taxes required to be withheld by it and such withheld Taxes have been either duly and timely paid to the proper Taxing Authority or properly set aside in accounts for such purpose and will be duly and timely paid to the proper Taxing Authority; (ii) paid all employer contributions and

13 premiums; (iii) collected and paid all Taxes required to be collected and paid, including sales, use, ad valorem, value added, and excise Taxes; and (iv) filed all federal, state, local and foreign returns and reports with respect to employee income Tax withholding, social security Taxes and premiums, and unemployment Taxes and premiums, all in compliance with the Code (and other applicable Laws) as in effect for the applicable year. Neither Purchaser nor the Company is required to withhold any amounts on payments provided for under this Agreement. (c) The Company has classified in accordance with applicable Law and solely for Tax purposes those individuals performing services for the Company as common law employees, leased employees, independent contractors or agents of the Company. (d) The unpaid Taxes of, and with respect to, the Company (i) did not, as of the date of the Interim Financial Statements, exceed the reserve for Tax liability set forth in the Interim Financial Statements (rather than in any notes thereto) and (ii) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns (for this purpose, disregarding all deductions arising by virtue of the transactions contemplated by this Agreement and the other documents entered into in connection with the Contemplated Transactions). Since the date of the Interim Financial Statements, the Company has not incurred any material liability for Taxes arising from extraordinary gains or losses, as that term is used in GAAP. (e) The Company has not executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar or analogous provision of state, local or non-U.S. Law, and the Company has not requested a private letter ruling, a request for technical advice, a request for a change of any method of accounting, or any other similar or analogous request that is in progress or pending with any Taxing Authority with respect to Taxes. No Proceedings are presently pending or, to the Knowledge of the Sellers, threatened with regard to any Tax Returns filed by or with respect to the Company or otherwise with respect to Taxes. There are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment, reassessment or collection of any Taxes or deficiencies against the Company, and no written request for any such waiver or extension is currently pending. All deficiencies for Taxes asserted or assessed in writing against or with respect to the Company have been fully and timely settled and any associated Liabilities have been fully paid. No power of attorney granted by or with respect the Company with respect to Taxes related to the Company is currently in force. The Company has not been notified in writing or, to the Knowledge of the Sellers, otherwise by any Taxing Authority in a jurisdiction where it does not file Tax Returns that it is or may be subject to taxation by such jurisdiction. (f) Section 3.08(f) of the Disclosure Schedule sets forth the taxable periods of the Company (i) which have been audited or examined by the relevant Taxing Authority within the past four (4) years or (ii) which are currently under audit or examination by any relevant Taxing Authority. (g) All records required by applicable Law or any relevant Taxing Authority to be kept by the Company have been properly and accurately kept and maintained and the Company has complied in all material respects with all requirements to be registered in respect of Taxes. (h) Sellers have provided to Purchaser (i) true, correct and complete copies of all Tax Returns relating to income Taxes and other material Tax Returns filed by the Company or any predecessor entity filed within the past four (4) years and (ii) true, correct and complete copies of all notices of deficiencies, notices of proposed adjustments, notices of assessments, revenue agent reports, closing agreements, settlement agreements, information document requests, protests, and any other similar document, notice or correspondence received within the past four (4) years, in each case, that the Company (or its representative) has received from, sent to, or entered with the IRS or other Taxing Authority or that relates to any Taxes or Tax Return which is not closed by the applicable statute of limitations. No claim has been made that the

14 Company has not properly paid Taxes or filed Tax Returns in a jurisdiction in which it does not file a Tax Return or pay Taxes. The Company has not commenced a voluntary disclosure proceeding in any state or local or non-U.S. jurisdiction that has not been fully resolved or settled. (i) The Company is not a party to or bound by any Tax indemnity agreement, Tax receivables agreement, Tax sharing agreement, Tax allocation agreement or any similar arrangement that obligates it to make any payment with respect to Taxes of any other Person (other than pursuant to customary provisions included in Contracts entered into in the Ordinary Course of Business the primary purpose of which does not relate to Taxes such as leases, licenses or credit agreements). (j) There are no Encumbrances for Taxes on any assets of the Company, other than Encumbrances for current Taxes not yet due and payable, that have not been fully accrued on the books of the Company in accordance with GAAP. (k) Neither the Company nor any predecessor of the Company has ever been a member of an Affiliated Group. The Company is not liable for Taxes of any other Person as a result of successor liability, transferee liability, joint and several liability, contractual liability or otherwise (other than pursuant to customary provisions included in Contracts entered into in the Ordinary Course of Business the primary purpose of which does not relate to Taxes such as leases, licenses or credit agreements). All amounts payable with respect to (or by reference to) Taxes pursuant to any Contract entered into by the Company in the Ordinary Course of Business the primary purpose of which does not relate to Taxes have been timely paid in accordance with the terms of such Contracts and the Company is in material compliance with all terms of such Contracts relating to any Tax matter. (l) The Company does not have any obligation to pay, gross up or otherwise indemnify any employee or contractor for any Taxes including potential Taxes imposed under Section 409A of the Code. (m) The Company has not, nor has it ever had, a permanent establishment in any foreign country nor has it engaged in a trade or business in any foreign country within the meaning of an applicable Tax treaty between such country and the United States. The Company is not a “controlled foreign corporation” as defined in Section 957(a) of the Code or a “passive foreign investment company” within the meaning of Section 1297(a) of the Code. The Company has not entered into a gain recognition agreement pursuant to Section 1.367(a)-8 of the United States Treasury Regulations, nor has it transferred an intangible that was subject to the rules of Section 367(d) of the Code. (n) The Company has not participated in a “reportable transaction” within the meaning of Section 1.6011-4(b) of the United States Treasury Regulations. The Company has disclosed on its federal income Tax Returns (and corresponding state, local and non-U.S. income Tax Returns) all positions taken therein that could give rise to “substantial understatement” of federal (state, local and non-U.S.) income Tax within the meaning of Section 6662 of the Code. (o) No withholding is required under Section 1445 of the Code in connection with the Contemplated Transactions. (p) The Company does not have distributed stock of another Person, nor has it had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in party by Sections 355 or 361 of the Code. (q) The Company will not be required to include any item of income in, or exclude any deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing as a

15 result of any: (i) agreement entered into with any Taxing Authority (including a “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law)) executed on or prior to the Closing Date; (ii) installment sale or open transaction entered into on or prior to the Closing; (iii) election under Section 108(i) of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) made by it on or prior to the Closing Date; (iv) prepaid amounts received or deferred revenue accrued on or prior to the Closing Date (including pursuant to Section 451(c), 455 or 456 of the Code, Section 1.451-5 of the United States Treasury Regulations and IRS Revenue Procedure 2004-34); (v) change in method of accounting requested or occurring on or prior to the Closing Date; (vi) cash method of accounting or long-term contract method of accounting utilized by it on or prior to the Closing Date; (vii) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date; (viii) intercompany transaction or excess loss account described in United States Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local, or non-U.S. Law); (ix) application of Section 965 of the Code; or (x) the application of Section 263A of the Code (and any corresponding or similar provision of state, local, or non-U.S. Law). (r) The Company does not hold or own an interest, directly or indirectly, in any joint venture, partnership, limited liability company, association or other entity that is treated as a partnership for U.S. federal, state, local or non-U.S. Tax purposes. (s) Any and all transactions between or among the Company and Affiliates of any of such entities have occurred on arm’s length terms, and such entities have complied with any and all Tax-related requirements and Laws that the arm’s-length nature of the terms of such transactions be documented. (t) The Company is in compliance with all federal, state and non-U.S. Laws applicable to abandoned or unclaimed property or escheat and have paid, remitted or delivered to each jurisdiction all unclaimed or abandoned property required by any applicable Laws to be paid, remitted or delivered to that jurisdiction. The Company does not hold any property nor owes any amount that is presumed abandoned under the Laws of any state or other jurisdiction. (u) The Company is not subject to a Tax holiday or Tax incentive or grant in any jurisdiction that will terminate (or be subject to a clawback or recapture) as a result of any of the Contemplated Transactions. No Tax holiday or Tax incentive or grant in any jurisdiction that was realized on or prior to the Closing Date will be subject to recapture as a result of any actions or activities following the Closing Date. (v) All FinCEN Forms 114, Report of Foreign Bank Accounts, and IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts, required to be filed by, or on behalf of the Company, have been timely filed and all such forms were true, correct and complete when filed. (w) Except as set forth on Section 3.08(w) of the Disclosure Schedules, the Company has collected, and has on file, and will have on file as of the Closing Date, blanket certificates of resale (or other applicable exemption certificates) for all customers from which the Company does not collect sales Taxes or excise Taxes. (x) Prior to the Restructuring, the Company made a valid election to be treated as an “S corporation” for federal income (and applicable state and local) Tax purposes effective on January 1, 2020, and, until the Restructuring, had been a validly electing “S corporation” for federal income (and applicable state and local) Tax purposes at all times since the effective date of such election except as set forth on Section 3.08(w) of the Disclosure Schedules. At all times since the Restructuring, the Company has been and shall be either a qualified Subchapter S subsidiary pursuant to Section 1361(b)(3)(B) of the Code or a

16 disregarded entity pursuant to Section 301.7701-3(b)(1)(ii) of the United States Treasury Regulations for U.S. federal and applicable state income tax purposes. As of the Closing Date, the Company is a disregarded entity for U.S. federal and applicable state income tax purposes. The Restructuring was consummated at the times described in, and in all respects in accordance with, the description of the Restructuring set forth in the recitals to this Agreement. All Contracts entered into by or among the shareholders of the Company, including the Company’s Operating Agreement, effective June 15, 2022, as amended from to time, were not entered into with a principal purpose of circumventing the S corporation prohibition on a second class of stock. (y) The Company’s principal reasons for participating in the Mergers are bona fide business purposes not related to taxes. (z) Neither the Company nor any their Affiliates has redeemed or will redeem any membership interests prior to and in connection with or in contemplation of the Mergers nor have they made nor will they make any distributions with respect to membership interests of the Company prior to and in connection with or in contemplation of the Mergers. (aa) Immediately after the Closing, Merger Sub 2 will hold at least 90% of the fair market value of the Company’s net assets and at least 70% of the fair market value of its gross assets and at least 90% of the fair market value of Merger Sub 1’s net assets and at least 70% of the fair market value of its gross assets. (bb) No assets of the Company have been sold, transferred or otherwise disposed of that would prevent Purchaser and Merger Sub 2 from continuing the Company’s historic business or from using a significant portion of their historic business assets in a business following the Mergers. (cc) The Company is not a regulated investment company within the meaning of Section 851 of the Code, a real estate investment trust within the meaning of Section 856 of the Code or a corporation fifty percent (50%) or more of the value of whose assets are stock and securities and eighty percent (80%) or more of the value of whose total assets are assets held for investment. Section 3.09. Governmental Programs. Section 3.09 of the Disclosure Schedules sets forth a true, correct and complete list of any Governmental Programs from which the Company has received, or expects to receive prior to, on or after the Closing Date (based on any applications submitted), any Governmental Program Proceeds. All statements and information provided by or on behalf of the Company in connection with any application (including any application for forgiveness) under any Governmental Program, was made in good faith and was true, correct and complete in all material respects, and otherwise not in violation of the requirements of any applicable Governmental Entity or under any applicable Governmental Program. Any Governmental Program Proceeds received by the Company, have been allocated, used, spent, paid, reserved, or otherwise disbursed or, as applicable, reimbursed, repaid or otherwise refunded, in each case, in accordance with the requirements of any applicable Governmental Entity or under any applicable Governmental Program in respect of such Governmental Program Proceeds. Section 3.10. Real Property. (a) Section 3.10(a) of the Disclosure Schedules sets forth a complete and accurate list of all real property owned by the Company (the “Owned Real Property”). With respect to the Owned Real Property: (i) the Company has good and marketable fee title, free and clear of all Encumbrances, except Permitted Encumbrances, provided however, the Company makes no

17 representation or warranty and expressly disclaims any representation and warranty regarding any rights or ownership of the coal, oil, gas, hydrocarbon, or other mineral rights associated with the Owned Real Property; (ii) the Company is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended; and (iii) the Company has not received any written notice of and, to the Knowledge of Sellers, there are no (i) violations of building codes and/or zoning ordinances or other governmental or regulatory Laws affecting the Owned Real Property, or (ii) existing, pending or threatened condemnation proceedings affecting the Owned Real Property, which could reasonably be expected to materially and adversely affect the ability to operate the Owned Real Property as currently operated. Neither the whole nor any material portion of any Owned Real Property has been damaged or destroyed by fire, flood or other casualty. (b) Section 3.10(b) of the Disclosure Schedules sets forth a complete and accurate list and description of all leases, licenses, subleases, concessions, occupancy agreements and other agreements in which the Company has a leasehold interest in any real property, including all amendments thereto (collectively, the “Lease Documents”), which have been made available to Purchaser, and lists each property or premises currently leased, subleased, licensed or otherwise occupied by the Company (each, a “Leased Real Property”, collectively, the “Leased Real Properties” and together with the Owned Real Property, the “Real Property”), along with the name of the landlord (or sublandlord, as applicable), the name of the entity holding such leasehold interest, the street address and unit number of each Leased Real Property. (c) The Company has good, marketable and valid leasehold interests in the Leased Real Property, and the Company has not collaterally assigned, mortgaged, deeded in trust or granted any other Encumbrances in the Leased Real Property other than Permitted Encumbrances. (d) The Company’s leasehold interest in the applicable Leased Real Property is not subject to any Encumbrance (other than Permitted Encumbrances). (e) Each Lease Document is a valid and binding obligation of the Company and, to the Knowledge of Sellers, the other party or parties thereto and is enforceable by the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies. The Company is not in default, except as disclosed in Section 3.10(e) of the Disclosure Schedules (and to the Knowledge of Sellers, no event has occurred which with or without notice or the passage of time or both would constitute a default under) under any of the Lease Documents. (f) The Company has not received written notice that any of the Real Property or any portion thereof or interest therein is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor and, to the Knowledge of Sellers, no such condemnation, expropriation or taking has been proposed or is contemplated. The Company has not received any written notice that the current use and occupancy of any of the Leased Real Property violates in any material respect any easement, covenant, condition, restriction or similar provision in any instrument of record or other unrecorded agreement affecting such Leased Real Property. (g) To the Knowledge of Sellers, all Taxes (including real and personal property Taxes and assessments and all special assessments, if any) pertaining to the Real Property have been paid in full on or

18 before the date that such Taxes become due, and there are no currently existing delinquencies with respect thereto. The Company has not received any written notice of proposed local improvement charges or special levies of a material nature with respect to any of the Real Property. (h) The Lease Documents constitute all written and oral agreements of any kind relating to the leasing, rental, use or occupancy of the Leased Real Property and contain arms-length terms with respect to the parties thereto. (i) No third party is in possession of the Real Property, and none of the Real Property is, to the Knowledge of Sellers, subject to any lease, sublease, license, concession, option to purchase, purchase agreement or grant to any Person of any right relating to the use, occupancy or enjoyment of such property or any portion thereof. (j) To the Knowledge of Sellers, the Real Property is not subject to any use restrictions, exceptions, reservations or limitations which materially interfere with or impair the present and continued use thereof as currently used by the Company in the conduct of the Business. (k) The Real Property abuts on and has direct vehicular access to a public road, or, to the Knowledge of Sellers, has access to a public road via a permanent, irrevocable, appurtenant easement benefiting such Real Property, and access to such Real Property is provided by paved public right-of-way. (l) All necessary utilities are currently available to the Real Property in sufficient size and capacity to adequately serve the continued use thereof as currently used by the Company in the conduct of the Business. (m) The Company has not received written notice of any pending amendments to any applicable zoning ordinance which are likely to materially interfere with the use of the Real Property. (n) Except as set forth on Section 3.10(n) of the Disclosure Schedules, all buildings, structures and improvements located on, fixtures contained in, and appurtenances attached to the Leased Real Property are in a condition sufficient for the continued use thereof as currently used by the Company in the conduct of the Business. (o) The Company has not received written notice that it is in violation of applicable Laws or the Lease Documents. (p) Except as set forth on Section 3.10(p) of the Disclosure Schedules, all Licenses and Permits necessary for the conduct of the Business and, to the Knowledge of the Sellers, the occupancy and use of the Leased Real Property have been obtained and are in full force and effect. (q) To the Knowledge of Sellers, no portion of the Real Property is located in a “Special Flood Hazard Area” pursuant to the Federal Insurance Rate Maps created by the Federal Emergency Management Agency. Section 3.11. Data Protection, and Privacy. (a) The Company is, and at all times during the past three (3) years has been, in material compliance with all Laws applicable to the Company’s business operations, contractual obligations, and published policies of the Company, relating to privacy, data protection and data security. The Company has during the past three (3) years taken, and, where required by Laws relating to data protection have required third parties who use, collect, process, store, disclose or otherwise access Personally Identifiable

19 Information on the Company’s behalf to take, commercially reasonable measures designed to ensure that Personally Identifiable Information collected by or on behalf of the Company is protected against loss, damage and unauthorized access, use, or disclosure. Within the last three (3) years, except as set forth on Section 3.11(a) of the Disclosure Schedules, to the Knowledge of Sellers, there has been no loss, damage or unauthorized access, use, or disclosure, of any (i) Personally Identifiable Information provided to, obtained by, processed, used, collected by or collected on behalf of the Company or (ii) Personally Identifiable Information provided to or collected by the third party contractors of the Company by or on behalf of the Company. (b) To the Knowledge of Sellers, there is no, and in the past three (3) years there has been no written claim, complaint, or Proceeding against the Company by any private party, the Federal Trade Commission, any data protection authority or any other Governmental Entity, with respect to (i) the collection, obtainment, interception, compilation, creation, retention, storage, security, disclosure, transfer, disposal, use, or other processing of any Personally Identifiable Information or (ii) the security, confidentiality, availability, or integrity of the Information Systems. (c) To the Knowledge of the Sellers, there is no, and in the past three (3) years there has been no written claim, complaint, or Proceeding against or pertaining to the Company by any private party, the Federal Trade Commission, any data protection authority or any other Governmental Entity, with respect to (i) the collection, obtainment, interception, compilation, creation, retention, storage, security, disclosure, transfer, disposal, use, or other processing of any Personally Identifiable Information by or for the Company. (d) The Sellers and the Company in the past three (3) years have bound contractors to which they have provided access to Personally Identifiable Information to restrictions, obligations, and conditions at least as restrictive as those applicable to the Company with respect to such Personally Identifiable Information. (e) The computer, information technology, and data processing systems, facilities, and services used by or for the Company, including all software, hardware, networks, communications facilities, platforms, and related systems and services, are reasonably sufficient for the existing needs of the Company, and are in good working condition to effectively perform all operations necessary for the operation of the Company. Section 3.12. Title to Assets and Related Matters. (a) The Company has good and marketable title to, a valid leasehold interest in, or a valid license to use, all assets and properties of the Company reflected in the Interim Financial Statements or acquired in the Ordinary Course of Business since the Interim Financial Statements Date, free and clear of all Encumbrances (other than Permitted Encumbrances), except as disposed of since the Interim Financial Statements Date in the Ordinary Course of Business and except as set forth on Section 3.12(a) of the Disclosure Schedules. (b) Except as set forth on Section 3.12(b) of the Disclosure Schedules, the tangible assets and properties currently used in the Business are, taken as a whole, in good condition and working order and are reasonably adequate for their intended use, ordinary wear and tear and normal repairs and replacements excepted, and are in conformity in all material respects with all applicable Laws, and all movable assets are at the principal locations of the Business. (c) The tangible and intangible personal property owned or leased by the Company and all

20 other assets and rights (including rights under Contracts) of the Company described in Section 3.12(a) are sufficient in all material respects to conduct the Business as presently conducted. Immediately after the Closing, except as set forth on Section 3.12(c) of the Disclosure Schedules or as a result of any action taken by or at the direction of Purchaser, the Company will own, or have the right to use, all assets and properties that are used (or necessary) in connection with the business of the Company on the same economic terms as immediately prior to the Closing. Each item of equipment and other tangible personal property that the Company has possession of pursuant to a lease agreement or similar contractual agreement is in such condition that, upon its return to its lessor or owner under the applicable lease or Contract (assuming that any such equipment or tangible personal property was returned on the Closing Date), the obligations of the Company to such lessor or owner will have been discharged in full. Section 3.13. Accounts Receivable, Accounts Payable and Inventories. (a) All Accounts Receivable reflected in the Interim Financial Statements, and all Accounts Receivable arising since the Interim Financial Statements Date, are valid and represent bona fide claims against debtors, arising from arms-length transactions, for sales, services actually performed or other charges arising in the Ordinary Course of Business and, to the Knowledge of Sellers, no Accounts Receivable are subject to any dispute, contest, claim, set off or counterclaim, except as set forth on Section 3.13(a) of the Disclosure Schedules. Except as set forth on Section 3.13(a)(i) of the Disclosure Schedules, such Accounts Receivable are properly reflected on the Target Company’s books and records and balance sheets in accordance with GAAP and in a manner consistent with past practice. Except as set forth on Schedule 3.13(a)(ii), all Accounts Receivable taken into account in the Final Net Working Capital are fully collectible (without the necessity of legal Proceedings) within ninety (90) days after invoicing, and at the aggregate recorded amounts, thereof, subject to the reserve for bad debts shown on the Interim Financial Statements or, with respect to Accounts Receivable arising after the Interim Financial Statements Date, on the accounting records of the Target Company. Except as set forth on Section 3.13(a)(iii) of the Disclosure Schedules, the reserve for bad debts shown on the Interim Financial Statements or, with respect to Accounts Receivable arising after the Interim Financial Statements Date, on the accounting records of the Target Company have been determined in accordance with GAAP, consistently applied, subject to normal year- end adjustments and the absence of disclosures normally made in footnotes. (b) All accounts payable and notes payable of the Target Company reflected in the Interim Financial Statements, and all accounts payable and notes payable of the Target Company arising since the Interim Financial Statements Date, represent bona fide arms-length transactions and no such account payable or note payable is delinquent in its payment. The Target Company does not have any accounts payable or loans payable to Sellers or its members (except for the payment of compensation and benefits to such Sellers or members in the Ordinary Course of Business) or any Affiliate of Sellers. (c) All items of Inventory of the Target Company (i) were acquired in the Ordinary Course of Business, (ii) are owned free and clear of any Encumbrances (other than Permitted Encumbrances or as set forth on Section 3.13(c)(ii) of the Disclosure Schedules) and (iii) except as set forth on Section 3.13(c)(iii) of the Disclosure Schedules, are fairly reflected on the Interim Financial Statements in a manner consistent with the past practices of the Target Company, and stating items of inventory at the lower of cost or market value in accordance with GAAP to the extent such items of Inventory were acquired prior to the Interim Financial Statements Date (with respect to the foregoing subpart (iii) only). None of the Inventory is of a quantity or quality not usable in the Ordinary Course of Business, is obsolete, defective, damaged or slow-moving, or is not merchantable and fit for its intended use (except for obsolete, damaged, defective or slow-moving items that have been written off or written down to fair market value or for which adequate reserves have been established).

21 (d) All Inventory used in the business of the Target Company is owned by and, except as set forth on Section 3.13(d) of the Disclosure Schedules, located on the properties of the Target Company. The current items of Inventory of the Target Company constitute sufficient quantities for the expected operation of the Business and are not excessive. Section 3.14. Sales and Services. (a) Section 3.14(a) of the Disclosure Schedules contains a complete and accurate copy of Company’s form of standard terms and conditions of warranty for each of the sales and services of the Company (the “Standard Terms”). (b) Except as set forth on Section 3.14(b) of the Disclosure Schedules or as set forth in the Standard Terms, no services provided by or on behalf of the Company are subject to express any guaranty, warranty or other indemnity. All sales and services rendered by the Company in the past three (3) years are in material conformity with all applicable contractual commitments of the Company and all express and implied warranties of the Company. (c) During the past three (3) years, the Company has not received any invoices, fines, penalties, forfeitures, seizures, or demands and, to the Knowledge of the Sellers, no investigation or inquiry was conducted by any Governmental Entity, relating to any alleged (i) defect in service or performance by the Company, (ii) failure to perform services or warn by the Company, (iii) material breach of express or implied warranties or representations by the Company, or (iv) noncompliance with any applicable Laws in connection with the provision of any services by the Company. (d) Except as fully covered by insurance (subject to applicable deductibles), otherwise adequately reserved for on the Company’s books and records, or completely paid and discharged prior to Closing so that the Company does not have any post-Closing Liability therefor, (i) all services rendered and products sold by the Company during the past three (3) years conformed in all material respects with all applicable contractual commitments of the Company and with all express and implied warranties of the Company, (ii) all services rendered by the Company during the past three (3) years were materially free from any significant defects, and (iii) the Company does not have any Liabilities (and have not received notice of any Proceeding giving rise to any such Liability) for replacement thereof or other related damages in excess of $50,000 for any deficiency or defect, whether individually or in the aggregate, for the failure of any services or products provided by the Company to conform with applicable contractual commitments of the Company or with any applicable express or implied warranties of the Company. Section 3.15. Intellectual Property. (a) Section 3.15(a) of the Disclosure Schedules contains a complete and accurate list of all of the material Intellectual Property Assets that are registered, patented or for which applications for the same are pending. The Intellectual Property Assets, the Intellectual Property which the Company has a written Contract to use and the Intellectual Property which the Company has a valid right to use are all those necessary for or used in the operation of the Business as it is currently conducted by the Company. All of the Intellectual Property Assets on Section 3.15(a) of the Disclosure Schedules are in good standing, are duly authorized, validly issued and enforceable and have not been cancelled. To the Knowledge of the Sellers, all trade secrets have been subject to adequate measures under applicable Law to preserve their status as a trade secret under applicable Law. To the Knowledge of Sellers, there are no facts, rulings or circumstances that would invalidate or render any of the rights of the Company with respect to the Intellectual Property Assets unenforceable.

22 (b) The Company owns all right, title and interest in and to each of the Intellectual Property Assets free and clear of all Encumbrances (other than Permitted Encumbrances and Encumbrances imposed by the social media platform or domain name registrar that granted the Intellectual Property Asset). To the Knowledge of the Sellers, the Company’s use of its Intellectual Property Assets, and the operation of the Business as currently conducted does not infringe, misappropriate or otherwise make any unlawful or unauthorized use of any of the Intellectual Property of any Person. Except as set forth on Section 3.15(b) of the Disclosure Schedules and Unscheduled Contracts, (i) there are no licenses now outstanding or other rights granted to any Person with respect to any of the Intellectual Property Assets, (ii) the Company is not a party to any Contract with respect to any Intellectual Property, and (iii) the Company has not received any written notice claiming, alleging or suggesting that the Company has infringed, misappropriated or otherwise made any unlawful or unauthorized use of any of the Intellectual Property, and, to the Knowledge of Sellers, no other Person has threatened to make any such claims and there are no basis for any claims. To the Knowledge of Sellers, no third party is infringing the Company’s rights in any of the Intellectual Property Assets. The Company has not made, sent or otherwise communicated any notice or other communication claiming, alleging or suggesting that any third party has infringed, misappropriated or otherwise made any unlawful or unauthorized use of any of the Intellectual Property Assets, or inquiry regarding whether such third party has undertaken any of the foregoing actions. No consent or approval of any Person with respect to the Intellectual Property Assets will be required by the consummation of the Contemplated Transactions. The Company has not received any written claims that any of the Intellectual Property Assets or the activities of the Company in connection with any Intellectual Property constitutes unfair competition or a violation or infringement of any Intellectual Property of any other Person. (c) The Company owns the complete and exclusive right, title and interest in and to all tangible and intangible property rights existing in the Intellectual Property Assets. No compensation, including, without limitation, royalties, is payable to any current or past Personnel, contractor or other Person for creation or use of any Intellectual Property other than pursuant to a written Contract listed on Section 3.15(b) of the Disclosure Schedules or Unscheduled Contracts. Immediately following the consummation of the Contemplated Transactions, each of the agreements listed on Section 3.15(b) of the Disclosure Schedules (i) shall remain the legal, valid, binding and enforceable obligations of such independent contractor or third party and (ii) have not been repudiated in any way by the Company nor is the Company in default under such agreements. (d) The Software sufficiently meets the current needs of the business operations of the Company. The Company’s use of the Software materially complies with the Contracts to which the Company is a party related to the license thereof. (e) Except as set forth on Section 3.15(e), the Company has the right to develop, license, control, regulate the use of or otherwise exploit the Intellectual Property Assets without any valid legal or equitable claim by, or payment or other obligation owing to, or required consent from, any Person. (f) The Company owns or possesses a royalty free license to use all Intellectual Property necessary to operate its Information Systems, and to the Knowledge of the Sellers, none of the Information Systems, or the use thereof, infringes or violates, or constitutes a misappropriation of, any intellectual property rights of the supplier thereof or any other Person. Section 3.16. Employee Benefit Plans. (a) Section 3.16(a) of the Disclosure Schedules contains a true, complete and correct list of each Employee Plan. Each Employee Plan has been administered in all material respects in accordance with its terms and complies in form and in operation with applicable requirements of ERISA, the Code and

23 other applicable Laws in all material respects. To the Knowledge of Sellers, there exists no condition or set of circumstances with respect to any Employee Plan which has resulted in or which could reasonably be expected to result in any material Liability under ERISA or the Code or other applicable Law. (b) With respect to each Employee Plan (and to the extent applicable), the Company has made available to Purchaser true and complete copies of: (i) the plan document, including all amendments, (ii) the most recent summary plan description and any subsequent summaries of material modifications; (iii) the three most recent annual reports (Form 5500 series) filed with the IRS; (iv) the most recent determination or prototype opinion letter, if any, issued by the IRS; and (v) any related trust, service, insurance or funding agreement. (c) Each Employee Plan which is intended to meet the qualification requirements of Section 401(a) of the Code (i) has received or may rely on a favorable determination letter or prototype opinion letter, as applicable, with respect to such Employee Plan’s qualified status, and (ii) to the Knowledge of Sellers, no fact or event has occurred since such letter that could reasonably be expected to adversely affect the qualified status of any such Employee Plan or the exempt status of any trust. Except as set forth on Section 3.16(c) of the Disclosure Schedules, all contributions required to be made under the terms of any Employee Plans have been timely made or have been reflected in the Financial Statements. (d) The Company is not part of a “controlled group” of corporations and is not under common control with any other Person which is required to be treated as a single employer under Sections 414(b), (c), (m) or (o) of the Code, or Section 3(5) or 4001(b)(1) of ERISA, or the regulations promulgated thereunder. (e) Neither the Company nor any of its ERISA Affiliates sponsors, maintains or contributes to, or is required to contribute to, or has ever sponsored, maintained, contributed to, or has or has ever had any Liability with respect to, (i) a “pension plan” under Section 3(2) of ERISA that is subject to Title IV of ERISA, (ii) a Multiemployer Plan, (iii) an employee benefit plan subject to Section 413(c) of the Code or (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA. (f) The Company does not sponsor, maintain or contribute to, nor is it required to sponsor, maintain or contribute to, nor does it have any Liability with respect to, any arrangement that provides medical, health, life or other welfare benefits for present or future terminated or retired employees or their spouses or dependents, other than as required by Part 6 of Subtitle B of Title I of ERISA, COBRA, or any comparable state Law. (g) Except as set forth on Section 3.16(g) of the Disclosure Schedules, no Proceeding or claim has been brought or is pending or, to the Knowledge of Sellers, is threatened, involving any Employee Plan, including audits or investigations by any Governmental Entity (except for individual claims for benefits payable in the normal operation of the Employee Plans). (h) With respect to any Employee Plan, there has been no “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code for which a statutory or administrative exemption does not exist, nor has the Company or any ERISA Affiliate thereof or, to the Knowledge of Sellers, any Personnel of any of the Company or any such ERISA Affiliate, breached any fiduciary duty imposed by Title I of ERISA, with respect to any Employee Plan, that would result in Liability for the Company. (i) Each Employee Plan and each other Contract, plan or program maintained by the Company that is a “nonqualified deferred compensation plan” (within the meaning of Section 409A(d)(1) of the Code)

24 has been operated in compliance with Section 409A of the Code. No payment pursuant to any Employee Plan or other arrangement to any “service provider” (as such term is defined in Section 409A of the Code and the U.S. Treasury Regulations and IRS guidance thereunder) would subject any Person to Tax pursuant to Section 409A(a)(1)(A) of the Code, whether pursuant to this Agreement or otherwise. (j) Neither the Company nor any of its respective ERISA Affiliates has sponsored, maintained, contributed to, nor has been required to sponsor, maintain, participate in or contribute to, nor does it have or ever had any Liability with respect to, any employee benefit plan, program, or other arrangement providing compensation or benefits to any employee or former employee (or any dependent thereof) which is subject to the Laws of any jurisdiction outside of the United States. (k) Neither the execution and delivery of this Agreement, nor the consummation of the Contemplated Transactions, could (either alone or in conjunction with any other event) give rise to any additional service credits under any Employee Plan sponsored or maintained by the Company (or under which the Company has any actual or potential Liability). (l) Except as could not reasonably be expected to result in any material Liability under the Code, the Company has complied with the applicable provisions of the Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010. (m) On and after January 1, 2018 the Company and each of its ERISA Affiliates has offered “minimum essential coverage” (as defined under Code Section 5000A(f)(1)(B)) to the Company’s Personnel who are classified as “full-time employees” under Section 4980H of the Code and their dependent children in accordance with such Code section and applicable regulations. Such minimum essential coverage has been “affordable” and has provided “minimum value” (each within the meaning of Section 36B(e)(2)(C) and Section 4980H(b) of the Code and related regulations. The Company does not have any Liability under Sections 4980D or 4980H of the Code. Section 3.17. Personnel; Labor Relations. (a) (i) There is no labor strike, lockout, walkout, material dispute, slowdown or stoppage, or organizing activity pending or, to the Knowledge of Sellers, threatened, against or involving the Company, nor has any such event occurred within the past five (5) years, (ii) the Company has not been subject to any charge, demand, petition, or representation proceeding seeking to compel, require or demand it to bargain with any labor union or labor organization within the past five (5) years, (iii) the Company is not a party to, nor is the Company bound by, any collective bargaining agreement or other Contract with any union, work council, employee association or labor organization, written work rules or practices or unwritten work rules or practices agreed to with any union, work council, labor organization or employee association, (iv) to the Knowledge of Sellers, there has been no attempt to organize any group or all of the Company’s Personnel within the past five (5) years, (v) except as set forth on Section 3.17(a) of the Disclosure Schedules, the Company is and for the past five (5) years has been in material compliance with all applicable Laws relating to labor, employment and employment practices, and terms and conditions of employment, including without limitation all Laws relating to labor relations, collective bargaining, employment discrimination, (including harassment and retaliation), equal employment opportunity, hiring, applications for employment, recruiting, pay equity, salary history, compensation and benefits and benefits continuation coverage, wages, including as to the withholding and timely payment of all taxes and other required deductions from wages, overtime, hours of work, meal and rest periods, wage payments, wage deductions and assignments, garnishments, paid and unpaid leaves of absence and protected time off (including paid sick leave) vacation, paid time off, postings, personnel records and recordkeeping, plant closings/mass lay-offs, immigration and employment verification/authorization, background investigations, employment references, criminal

25 histories, genetic information, privacy and confidentiality, personal information, biometric data, surveillance and monitoring, testing (including drugs and alcohol testing) child labor, occupational safety and health, workers’ compensation, termination and employment, (vi) there is no, and within the past five (5) years have not been any, unfair labor practice charge, complaint, or Proceeding against the Company pending or, to the Knowledge of Sellers, threatened, before the National Labor Relations Board or any Governmental Entity (and, to the Knowledge of Sellers, there is no reasonable basis therefor), (vii) except as set forth on Section 3.17(a) of the Disclosure Schedules, there is no, and within the past five (5) years have not been any, charge, complaint, mediation, or Proceeding, with respect to or relating to the Company pending before the Equal Employment Opportunity Commission or any other agency responsible for the prevention of unlawful or discriminatory employment practices (and, to the Knowledge of Sellers, there is no reasonable basis therefor), (viii) except as set forth on Section 3.17(a) of the Disclosure Schedules, within the past five (5) years, the Company has not received any notice of the intent of any Governmental Entity responsible for the enforcement of labor or employment Laws to conduct an investigation, audit or other inquiry relating to the Company, and no such investigation, audit or other inquiry is in progress, or, to the Knowledge of Sellers, threatened in any manner, (ix) except as set forth on Section 3.17(a) of the Disclosure Schedules, there is no, and within the past five (5) years have not been any, charge, complaint, mediation, or Proceeding pending or, to the Knowledge of Sellers, threatened, in any forum by or on behalf of any present or former Personnel of the Company, any applicant for employment or any class or classes of the foregoing alleging breach of any express or implied Contract of employment, any Law governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship, (x) there is no agreement of any kind which restricts the Company from selling, transferring, relocating, closing or terminating any of its operations or facilities, and (xi) to the Knowledge of Sellers, the Company’s directors, officers, or executives do not have any current or immediate plans to terminate his or her employment with the Company. (b) The Company has not, within the past six (6) years, effectuated (i) a “plant closing” (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company, or (ii) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of the Company, nor has the Company engaged in layoffs or employment terminations sufficient in number to trigger application of any similar Law. (c) Within the past five (5) years, each individual providing services to the Company and its respective ERISA Affiliates has been properly classified as an employee or a non-employee service provider with respect to each such Person for all purposes under applicable Law and the Employee Plans. All employees of the Company are properly classified under the Fair Labor Standards Act and state and local wage and hour laws are and within the past five (5) years have been properly classified except as set forth on Section 3.17(a) of the Disclosure Schedules. The Company has timely collected and maintained appropriate Forms I-9 for all of its employees. (d) Except as set forth on Section 3.17(d) of the Disclosure Schedules, to the Knowledge of Sellers, no Personnel of the Company is bound by any Contract that purports to limit the ability of such Personnel (i) to engage in or continue to perform any conduct, activity, duties or practice relating to the Business or (ii) to assign to the Company or to any other Person any rights to any invention, improvement or discovery. To the Knowledge of Sellers, no current Personnel of the Company is a party to, or is otherwise bound by, any Contract that has or is reasonably likely to have a material adverse effect on the ability of the Company to conduct the Business as presently conducted. (e) Except for the Transaction Bonus Agreements and as set forth on Section 3.17(e) of the Disclosure Schedules, (i) the Company has not entered into any severance or similar arrangement with any Personnel or service provider that would result in any Liability of the Company to make any payment to

26 such Personnel or service provider upon a termination of service with the Company, including a termination of service effected by the Contemplated Transactions, and (ii) neither the execution of this Agreement nor the consummation of the Contemplated Transactions shall, individually or in the aggregate, (A) result in any payment becoming due to any Personnel or other service provider of the Company, (B) increase or modify any benefits otherwise payable by the Company to any Personnel or other service provider of the Company, or (C) result in the acceleration of time of payment or vesting of any awards or benefits. (f) Within the past six (6) years, the Company has maintained workers’ compensation coverage as required by applicable Law through the purchase of insurance and not by self- insurance or otherwise. (g) Section 3.17(g) of the Disclosure Schedules contains a true, complete and correct list of the current employees of the Company as of the Closing Date and shows with respect to each such employee, the employee’s name, the employer’s name, position, exempt or non-exempt classification, base salary or hourly wage rate, actual and target incentive compensation (including, without limitation, bonus, commissions and fringe benefits that are not provided to all employees, as applicable). (h) Except as set forth on Section 3.17(h) of the Disclosure Schedules, all employees of the Company are and heretofore have been at-will employees. The Company is not delinquent in payments to any of its current or former employees or service providers for any wages, salaries, commissions, bonuses or other compensation or remuneration for any services performed or any reimbursable amounts. (i) The Company is not sponsoring any employee to work in the United States or any other country under a visa or work authorization, and no petition for admission of any alien under a non- immigrant or other visa, or for transfer of sponsorship of any such employee, is currently pending. To the Knowledge of Sellers, each employee of the Company is lawfully authorized to work in the United States in the position held. Section 3.18. Environmental Compliance. (a) Except as set forth on Section 3.18(a) of the Disclosure Schedules, no Hazardous Material has been disposed of, spilled, leaked or otherwise released by the Company on (i) any Real Property, (ii) at any geologically or hydrologically adjoining property, or (iii) on any other property other than the Real Property or, to the Knowledge of Sellers, by any other Person with respect to the Real Property, in each of the foregoing cases, in an amount requiring reporting to a Governmental Entity or in violation of Environmental Requirements. Except in material compliance with Environmental Requirements, (A) no Hazardous Materials are present on or in any Real Property and (B) no Hazardous Materials are or have been generated, manufactured, treated, stored, transported, used, disposed of or otherwise handled by the Company either on or off of any Real Property. Except as set forth on Section 3.18(a) of the Disclosure Schedules, to the Knowledge of Sellers, no previous owner or tenant of the Real Property, has spilled, disposed, discharged, emitted or released any Hazardous Materials into, upon or from such Real Property or into or upon the soil, ground or surface water thereof in violation of Environmental Requirements. Except as set forth on Section 3.18(a) of the Disclosure Schedules, to the Knowledge of Sellers, there is no condition affecting any Real Property which is in violation of any Environmental Requirement. (b) Except as set forth on Section 3.18(b) of the Disclosure Schedules, to the Knowledge of Sellers, there are no underground storage tanks on the Real Property (whether or not regulated and whether or not out of service, closed or decommissioned). Except as set forth on Section 3.18(b) of the Disclosure Schedules, to the Knowledge of Sellers, there are no asbestos-containing materials incorporated into the buildings or interior improvements that are part of any of the Real Property, or into any other assets of the

27 Company. Except as set forth on Section 3.18(b) of the Disclosure Schedules, to the Knowledge of Sellers, there is no lead-based paint on the Real Property and there is no lead in the drinking water at the Real Property . Except as set forth on Section 3.18(b) of the Disclosure Schedules, to the Knowledge of Sellers, there is no electrical transformer, fluorescent light fixture with ballasts or other equipment containing polychlorinated biphenyls on any of the Real Property. (c) Except as set forth on Section 3.18(c) of the Disclosure Schedules, the Company is in material compliance with, and has materially complied with for the past five years, all Environmental Requirements, and the Company has not in the past five years received any written notice or been cited for any violation or potential violation of any Environmental Requirements. Except as set forth on Section 3.19(c) of the Disclosure Schedules, the Company has all environmental permits required to operate the Business. To the Knowledge of Sellers, no previous owner or previous tenant of the Real Property has violated any Environmental Requirements with respect to the Real Property. (d) Except as set forth on Section 3.18(d) of the Disclosure Schedules, to the Knowledge of Sellers, no capital expenditures by the Company are currently required to establish or maintain material compliance with any applicable Environmental Requirements. (e) Except as set forth on Section 3.18(e) of the Disclosure Schedules, there is no pending investigation, civil, criminal or administrative action, written notice or demand letter, notice of violation or other Proceeding by any Governmental Entity with respect to ground or surface water, soil or air contamination, the storage, treatment, release, transportation or disposal of Hazardous Materials or the violation of any Environmental Requirement relating to the Business or, to the Knowledge of Sellers, any Real Property. The Company is not a party to a written agreement with any Governmental Entity relating to any ongoing environmental or Hazardous Materials cleanup. The Company has not assumed by written contract any environmental-related indemnity obligations of a third party. Section 3.19. Licenses and Permits. Section 3.19 of the Disclosure Schedules sets forth a true, complete and correct list, together with a description of type, duration, status, and Governmental Entity or other Person responsible for issuing such Licenses and Permits, of each of the Licenses and Permits owned or possessed by the Company that are material or helpful to the operation of the Business (the “Material Licenses and Permits”). The Company has obtained and maintained in full force and effect all Licenses and Permits required to operate the Business in the Ordinary Course of Business. The Company has provided Purchaser with true, complete and correct copies of all Material Licenses and Permits. The consummation of the Contemplated Transactions shall not interrupt or give any Governmental Entity the right to modify, terminate or interrupt (whether temporarily or permanently) the continuation of any of the Licenses and Permits or the conduct of the Business, and all such Licenses and Permits will continue to be valid and in full force and effect, on identical terms, immediately following the Closing (including with respect to any action, consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity required as a result of the Purchaser or Merger Sub 1 or Merger Sub 2 operations or matters specific to the Purchaser or merger Sub 1 Merger Sub 2). The Company is in compliance with all terms, conditions and requirements of all Material Licenses and Permits and no Proceeding is pending or, to the Knowledge of Sellers, threatened, relating to the revocation, withdrawal, suspension, or limitation of any of the Material Licenses and Permits, and to the Knowledge of Sellers, there is no basis for any such Proceeding. Any application for the renewal of such Material Licenses and Permits which was due prior to the Closing Date was properly and timely made or filed by the Company prior to the Closing Date. The Company possess all customs, bonds, dual use goods licenses, transportation, and other similar export or import registrations or licenses that are necessary to operate the Business. Section 3.20. Insurance; Bonds.

28 (a) Section 3.20 of the Disclosure Schedules sets forth a true, complete, and correct list of all policies of title, liability, fire, casualty, business interruption, workers’ compensation and all other forms of insurance currently in effect (including, without limitation, self-insurance arrangements) (collectively, the “Policies” and individually, a “Policy”) insuring the properties, assets or other operations of the Company, setting forth the carrier, policy number, expiration dates, premiums, deductibles, description of type of coverage and coverage amounts. The Company has provided Purchaser with true and complete copies of all of the Policies. (b) Each of the Policies is in an amount and insures against the risks usually and customarily carried by a Person engaged in the type and size of business which constitutes the Business. Each of the Policies is in full force and effect. All premiums due and payable under such Policies have been paid. The Company is not in default under any provisions of any Policy, and the Company has not received written notice of default under, or cancellation or modification of, any Policy. There is no claim by the Company pending under any Policy as to which coverage has been questioned, denied or disputed in writing by the underwriters of any Policy, and to the Knowledge of Sellers, there is no basis for denial of any pending claim under any Policy. The Company has not received any written notice from or on behalf of any insurance carrier issuing any Policy that insurance rates therefor shall hereafter be increased or that there shall hereafter be a cancellation or an increase in a deductible (or an increase in premiums in order to maintain an existing deductible) or non-renewal of any Policy. The Policies are sufficient for compliance by the Company with all requirements of Law and with the requirements of all Material Contracts. The Company has not made claims in excess of current coverage of such insurance. (c) There are no outstanding bonds, letters of credit or other surety arrangements issued or entered into in connection with the assets and properties of the Company or the Business. No bond, letter of credit or other surety is required to satisfy any contractual, statutory or regulatory requirement applicable to the Company. Section 3.21. Contracts and Commitments. Section 3.21 of the Disclosure Schedules contains a true, complete and correct list of all of the following Contracts (under which any party thereto has continuing rights, Liabilities or obligations as of the date hereof) to which the Company is a party or by which any of the Company’s proprieties or assets are bound (collectively, the “Material Contracts”), with all such Material Contracts disclosed on Section 3.21 of the Disclosure Schedules identified by reference to the specific clause of this Section 3.21 to which such Material Contract relates: (a) any Contract (or group of related Contracts) for the furnishing or receipt of products or services by the Company, which provides for required annual payments to or by the Company in excess of twenty-five thousand dollars ($25,000) (other than purchase orders given or received in the Ordinary Course of Business, Employee Plans and related service and administrative documents and policies, and the Policies); (b) (i) any capital lease or (ii) any other lease or other Contract relating to equipment or machinery of the Company; (c) any Contract (other than Unscheduled Contracts or leases relating to equipment, machinery or other tangible personal property of the Company), relating to the lease or license of any assets of the Company, including any Intellectual Property Asset or Leased Real Property; (d) any Contract, other than Unscheduled Contracts, relating to the Intellectual Property Assets, including, without limitation, Contracts relating to the development of the Intellectual Property Assets;

29 (e) any Contract relating to the acquisition or disposition of (i) any business of the Company (whether by merger, consolidation, or other business combination, purchase or sale of securities, purchase or sale of assets or otherwise), or (ii) any asset of the Company, other than in the Ordinary Course of Business; (f) any Contract under which the Company is, or may become, obligated to pay any amount in respect of indemnification obligations, purchase price adjustment, or similar obligations in connection with any (i) acquisition or disposition of assets or securities other than in Ordinary Course of Business, (ii) merger, consolidation or other business combination, or (iii) series or group of related transactions or events of the type specified in clauses (i) and (ii) above; (g) any Contract for the employment of any officer, individual employee or other individual on a full-time, part-time, consulting or other basis (other than at-will employment arrangements); (h) any Contract or severance, consulting, bonus, profit-sharing, percentage compensation, deferred compensation, pension, equity purchase or equity option plans and commitments with any Personnel of the Company, except for the Transaction Bonus Agreements, minimum severance obligations under applicable Law, or obligations to pay compensation earned or accrued prior to the date of termination and severance or other post-employment payment obligations set forth in the Employee Plans with respect to at-will employees; (i) any Contract (or group of related Contracts) (i) under which the Company has created, incurred, assumed or guaranteed any Debt or (ii) under which the Company has permitted any its assets to become encumbered (other than assets encumbered by Permitted Encumbrances); (j) any Contract under which the Company has made any loans to its employees; (k) any Contract under which any Person has guaranteed any Debt of the Company; (l) any Contract relating to any joint venture, partnership, limited liability company, strategic alliance or sharing of profits or losses with any Person to which the Company is a party or by which the Company or any of its assets are bound; (m) any Contract containing covenants purporting to limit the freedom of the Company or any Personnel (current or former) thereof to compete in any business or in any geographic area or to solicit, hire or engage any employees, customers, suppliers or other Persons (other than covenants restricting the Company from disclosing customer information to which the Company is subject and which was entered into in the Ordinary Course of Business, or any Contract under which the Company is solely the beneficiary of covenants or agreements of the type set forth above in this clause (m)); (n) any Contract relating to confidentiality obligations (whether or not the Company is subject to or the beneficiary of such obligations) (other than covenants restricting the Company from disclosing customer information to which the Company is subject and which was entered into in the Ordinary Course of Business); (o) any sales agent, dealer, distributor, sales representative, resellers, or similar Contract to which the Company is a party; (p) any Contract evidencing any Affiliate Transactions; (q) any Contract with any Material Customer or Material Supplier;

30 (r) any Contract, including all task orders issued from such Contracts, between the Company and any Governmental Entity; (s) except for the Transaction Bonuses, any Contract under which the Company would incur any change in control payment, retention payment, severance payment or similar compensation obligations to its employees by reason of this Agreement or the Contemplated Transactions; (t) any Contract that provides any customer with pricing, discounts or benefits that change based on the pricing, discounts or benefits offered to other customers of the Company, including any Contract which contains a “most favored nation” provision; (u) any Contract (i) granting to the counter-party any rights of first refusal or first offer or any Contract providing for the grant of exclusive sales, distribution, marketing or other exclusive rights to any Person; or (ii) containing a non-competition covenant or other restriction that limits the geographical area or scope or type of business that may be conducted by the Company or with or on any assets of the Company; (v) any power of attorney granted by the Company that is currently effective and outstanding; (w) any other Contract (or group of related Contracts) not otherwise identified in clauses (a)- (v), above, the performance of which involves required payments (whether to or by the Company) in excess of $15,000 in the twelve (12) month period immediately following the Closing (in each case excluding purchase orders given or received in the Ordinary Course of Business, Employee Plans and related service and administrative documents, and the Policies); and (x) any Contract not otherwise identified in clauses (a)-(t), above, made by the Company outside the Ordinary Course of Business. The Company has provided Purchaser with true and complete copies of all written Material Contracts and each amendment, supplement, waiver or modification thereto, and has provided to Purchaser a written summary setting forth the terms and conditions of each oral Material Contract. All of the Material Contracts are legal, valid, binding and enforceable in accordance with their respective terms with respect to the Company, and to the Knowledge of Sellers, with respect to each other party to such Material Contracts, and are in full force and effect, except for the Enforceability Exceptions. The Company has not and, to the Knowledge of Sellers, any other party thereto, has breached any material provision of, or is in default under the material terms of, nor does any condition exist which, with or without notice or lapse of time, or both, would cause the Company or, to the Knowledge of Sellers, any other party, to be in default under any of the Material Contracts or would constitute a material breach or default or permit termination, modification or acceleration under any such Material Contract. The Company has not (i) received any written notice, or to the Knowledge of Sellers, any verbal or other notice, of cancellation or termination or, other than as reflected in the terms of such Material Contract existing as of the Closing Date, change in material terms (including, pricing, term and volume) of any such Material Contract or (ii) in the past (12) months, obtained or granted any material waiver of or under any provision of any such Material Contract except for (A) routine waivers granted or sought in the Ordinary Course of Business, and (B) any waivers or consents sought in connection with the consummation of the Contemplated Transactions. To the Knowledge of Sellers, no default has been threatened under any Material Contract. Except as set forth on Section 3.02 of the Disclosure Schedules, the consummation of the Contemplated Transactions (in and of itself) shall not give any other person the right to terminate any such Material Contract. Section 3.22. Customers and Suppliers. Section 3.22 of the Disclosure Schedules sets forth a list of (a) the ten (10) largest customers of the Company (with specification of revenues) for the calendar year

31 ended December 31, 2023 and for the current calendar year through the Interim Financial Statements Date, each based on total revenues for such period (the “Material Customers”) and (b) the ten (10) largest suppliers of the Company (with specification of expenditures) for the calendar year ended December 31, 2023 and for the current calendar year through Interim Financial Statements Date, each based on the dollar amount of expenditures by the Company for such period (the “Material Suppliers”). Since December 31, 2023, no Material Customer or Material Supplier has terminated or materially and adversely modified the terms of its relationship with the Company in writing (or, to the Knowledge of Sellers, otherwise) informed the Company that it intends to terminate or materially and adversely modify the terms of its relationship with the Company, and no Material Customer or Material Supplier has in writing (or, to the Knowledge of Sellers, otherwise) informed the Company of any material dispute with respect to such Material Customer or Material Supplier. Section 3.23. Compliance with Law. (a) Except as set forth on Section 3.23 (a) of the Disclosure Schedules, the Company is, and has been during the last three (3) years, in compliance in all material respects with all applicable Laws. The Company has not received, at any time during the prior three (3) years, any written notice from any Governmental Entity regarding any actual, alleged, or potential violation of, or failure to comply with, any term or requirement of any Law applicable to the Company or the Business, the subject of which notice has not been conclusively resolved as required thereby or otherwise to the satisfaction of the party sending such notice. (b) The Company nor, to the Knowledge of the Sellers, any Personnel of the Company or any other Person acting on behalf of the Company, has at any time, directly or indirectly, given or agreed to give any money, gift or similar benefit to any official or employee of any Governmental Entity, which (x) could reasonably be expected to subject the Company to any damage or penalty in any civil, criminal or governmental Proceeding, (y) if not given in the past, could reasonably be expected to have had an adverse effect on the operations, cash flows or prospects of the Company or (z) if not continued in the future, could reasonably be expected to adversely affect the operations, cash flows or prospects of the Company, or (iii) violated any Anti- Corruption Law or other Law. (c) The Company has maintained systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with applicable Anti- Corruption Laws. To the Knowledge of the Sellers, the Company nor any Personnel of the Company is the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to any Anti-Corruption Law. (d) Except as set forth on Section 3.23(d) of the Disclosure Schedules, the Company has filed an initial beneficial ownership information report as required under the Corporate Transparency Act of 2019, as amended from time to time (the “CTA”), and has made an equivalent filing under any applicable Law that imposes state or local obligations analogous to the Federal obligations imposed by the CTA. Section 3.24. Affiliate Transactions. Except for employment relationships and the payment of compensation and benefits in the Ordinary Course of Business, and except as set forth on Section 3.24 of the Disclosure Schedules, (a) the Company is not presently, nor has it been during the prior twelve (12) months, a party to any Contract with any current or former shareholder, member, Personnel or Affiliate of the Company or, to the Knowledge of the Sellers, any Affiliate or Family Member thereof (each such Contract, an “Affiliate Transaction”), and (b) no current or former shareholder, member, Personnel or Affiliate of the Company or, to the Knowledge of the Sellers, any Affiliate or Family Member thereof, directly or indirectly, has, or has had in the prior twelve (12) months, any interest in, or right to use or possess, any property (whether real, personal or mixed and whether tangible or intangible) used in or pertaining to the Business.

32 All Affiliate Transactions have been and are on an arms-length basis providing for substantially the same payment and performance terms as would reasonably be expected to be negotiated with an independent third party. Section 3.25. Banking Facilities; Power of Attorney. Section 3.25 of the Disclosure Schedules sets forth a true, correct and complete list of: (a) each bank, savings and loan or similar financial institution with which the Company has an account or safety deposit box or other arrangement, and any numbers or other identifying codes of such accounts, safety deposit boxes or such other arrangements maintained by the Company thereat, including the name of the account holder; and (b) the names of all Persons authorized to draw on any such account or to have access to any such safety deposit box facility or such other arrangement. The Company does not have any general or special powers of attorney outstanding (whether as grantor or grantee thereof). Section 3.26. IT Assets. The Information Systems are sufficient for the current needs of the business operations of the Company. The Company has implemented commercially reasonable steps designed to safeguard the internal and external integrity and security of the Information Systems and the data contained therein or transmitted thereby (including the data of its customers). The Company maintains a commercially reasonable business continuity and disaster recovery plan to protect the Information Systems. EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE III OF THIS AGREEMENT (AS QUALIFIED BY THE DISCLOSURE SCHEDULES), OR WITH RESPECT TO EACH SELLER AS SET FORTH IN ARTICLE IV OF THIS AGREEMENT (AS QUALIFIED BY THE DISCLOSURE SCHEDULES), NEITHER THE SELLERS, THE COMPANY, NOR ANY PERSON ACTING ON ANY OF THEIR BEHALF MAKES ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, WITH RESPECT TO THE SELLERS, THE COMPANY, ANY OF THE SELLERS’ OTHER AFFILIATES, OR ANY OF SELLERS’ OR THE COMPANY’S RESPECTIVE ASSETS, LIABILITIES, BUSINESSES, OPERATIONS, CONDITION, OR PROSPECTS (INCLUDING IN RESPECT OF THE CORRECTNESS, ACCURACY OR COMPLETENESS OF (A) ANY CONTRACT, CERTIFICATE, DOCUMENT, OR OTHER INFORMATION FURNISHED OR MADE AVAILABLE, OR TO BE FURNISHED OR MADE AVAILABLE (INCLUDING BY WAY OF INFORMATION INCLUDED OR REFERRED TO IN THE DATA SITE OR OTHERWISE), OR (B) ANY STATEMENT MADE, BY OR ON BEHALF OF THE SELLERS, ANY OF ITS AFFILIATES (INCLUDING, PRIOR TO THE CLOSING, THE COMPANY), OR THEIR RESPECTIVE REPRESENTATIVES IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS), AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE SELLERS Each Seller, severally and not jointly and only with respect to such individual Seller, hereby represents and warrants to Purchaser as of the date hereof (except in the case of representations and warranties which by their terms only speak as of a specific date or dates) as follows: Section 4.01. Organization; Authority. Each Seller has all requisite power, right and authority (a) to enter into this Agreement and the other agreements to which such Seller is a party, (b) to consummate the transactions contemplated hereby and thereby, and (c) to carry out its obligations hereunder and thereunder. Each such Seller has all requisite power, right and authority to sell and transfer such Seller’s Membership Interests without the consent or approval of any other Person. This Agreement has been duly executed and delivered by such Seller, and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes a legal, valid and binding obligation of such Seller enforceable against such Seller

33 in accordance with its terms, except as such enforcement may be limited by the Enforceability Exceptions. When each other agreement to which such Seller is or will be a party has been duly executed and delivered by such Seller (assuming due authorization, execution and delivery by each other party thereto), such agreement will constitute a legal and binding obligation of such Seller enforceable against it in accordance with its terms. Section 4.02. No Conflict; Consents. The execution, delivery and performance of this Agreement and the other agreements by each Seller, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any Law or any judgment, decree, order, regulation or rule of any governmental body applicable to such Seller, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any governmental body or other Person, (c) result in a breach or default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any contract, lease, note or other restriction, encumbrance, obligation or liability to which such Seller is a party or by which it is bound or to which any assets of such Seller are subject, or (d) result in the creation of an encumbrance upon the assets of such Seller, or upon any Membership Interests or other equity interests of the Company. Section 4.03. Ownership of Membership Interests. Each Seller is the record and beneficial owner of the portion of the Membership Interests set forth opposite such Seller’s name on Section 4.03 of the Disclosure Schedules, and such Membership Interests represent all of the equity interests of the Parent Company owned by such Seller. There are no contracts to which such Seller is a party or by which such Seller is bound with respect to the voting (including voting trusts or proxies), registration under any securities Law, or the sale or transfer (including Contracts imposing transfer restrictions) of any membership interests or other equity interests of the Parent Company. The portion of the Membership Interests owned by such Seller are not subject to any Encumbrance, except for any restrictions on transfer arising under federal or state securities Laws. As of the Closing, such Seller does not hold any other equity interests of the Parent Company of any kind. At the Closing, Purchaser will obtain good and valid title to the Membership Interests free and clear of any Encumbrances, except for any restrictions on transfer arising under federal or state securities Laws. Each Seller is not a party to any contract with regard to contribution or indemnification with any other Seller, or any Contract to which any Person has a right to the proceeds received by such Seller pursuant to this Agreement. Section 4.04. Litigation. There is no action of any nature pending, or to the knowledge of such Seller, threatened, against such Seller, arising out of or relating to (i) such Seller’s beneficial ownership of the Membership Interests or Purchaser’s right to acquire the Membership Interests, (ii) such Seller’s capacity as a holder of the Membership Interests, (iii) the transactions contemplated by this Agreement, or (iv) any other contract between such Seller (or any of its Affiliates) and the Company (or any of its Affiliates), nor to the knowledge of such Seller is there any reasonable basis therefor. There is no investigation or other Proceeding pending or, to the knowledge of such Seller, threatened, against such Seller arising out of or relating to the matters noted in clauses (i) through (iv) of the preceding sentence by or before any governmental body, nor to the knowledge of such Seller is there any reasonable basis therefor. There is no action pending or, to the Knowledge of such Seller, threatened, against such Seller with respect to which such Seller has a contractual right or a right pursuant to applicable Law to indemnification from the Company related to facts and circumstances existing prior to the Closing, nor are there any facts or circumstances that would give rise to such an Action. Section 4.05. Absence of Claims by the Sellers. Such Seller does not have any claim against the Company whether contingent or unconditional, fixed or variable under any contract or on any other basis whatsoever, whether in equity or at law, arising from facts or circumstances existing prior to the Closing,

34 excluding vested benefits under any employee benefits of the Company, Sellers’ rights in the Membership Interests being sold hereunder, and Seller’s rights under this Agreement and other agreements. Section 4.06. No Brokers. Such Seller has not entered into any contract, arrangement or understanding with any Person that may result in the obligation of such Seller or Purchaser to pay any finder’s fees, brokerage or agent’s commissions or other like payments in connection with the negotiations leading to this Agreement or consummation of the Closing, except as set forth within Section 3.04 of the Disclosure Schedules. Section 4.07. Securities Law Compliance. Each Seller is an accredited investor as such term is defined in Rule 501(a) of the Securities Act. Seller is acquiring Series A Preferred Stock as consideration for its own account and not with a view to the distribution or resale thereof within the meaning of Section 2(11) of the Securities Act. Seller agrees that the Series A Preferred Stock may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration or qualification under the Securities Act, and any applicable state securities Law or pursuant to an exemption from such registration or qualification. EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE III OF THIS AGREEMENT (AS QUALIFIED BY THE DISCLOSURE SCHEDULES), OR WITH RESPECT TO EACH SELLER AS SET FORTH IN ARTICLE IV OF THIS AGREEMENT (AS QUALIFIED BY THE DISCLOSURE SCHEDULES), NEITHER THE SELLERS, THE COMPANY, NOR ANY PERSON ACTING ON ANY OF THEIR BEHALF MAKES ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, WITH RESPECT TO THE SELLERS, THE COMPANY, ANY OF THE SELLERS’ OTHER AFFILIATES, OR ANY OF SELLERS’ OR THE COMPANY’S RESPECTIVE ASSETS, LIABILITIES, BUSINESSES, OPERATIONS, CONDITION, OR PROSPECTS (INCLUDING IN RESPECT OF THE CORRECTNESS, ACCURACY OR COMPLETENESS OF (A) ANY CONTRACT, CERTIFICATE, DOCUMENT, OR OTHER INFORMATION FURNISHED OR MADE AVAILABLE, OR TO BE FURNISHED OR MADE AVAILABLE (INCLUDING BY WAY OF INFORMATION INCLUDED OR REFERRED TO IN THE DATA SITE OR OTHERWISE), OR (B) ANY STATEMENT MADE, BY OR ON BEHALF OF THE SELLERS, ANY OF ITS AFFILIATES (INCLUDING, PRIOR TO THE CLOSING, THE COMPANY), OR THEIR RESPECTIVE REPRESENTATIVES IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS), AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. ARTICLE V REPRESENTATIONS AND WARRANTIES OF PURCHASER Purchaser hereby represents and warrants to the Sellers that the statements contained in this Article V are true and correct as of the date hereof and as of the Closing Date. Section 5.01. Organization; Power. Purchaser is duly organized and validly existing under the Laws of the State of Delaware. Purchaser has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as presently conducted. Section 5.02. Authorization and Validity of Agreement. Purchaser has all requisite power and authority to enter into, execute and deliver this Agreement and the Related Agreements to which it is a party, to consummate the Contemplated Transactions, to perform all of its obligations under this Agreement and the Related Agreements to which it is a party, and to comply with and fulfill the terms and conditions of this Agreement and the Related Agreements to which it is a party. The execution and delivery of this Agreement and the Related Agreements to which Purchaser is a party and the performance of the Contemplated Transactions have been duly authorized by Purchaser and no other proceedings on the part of Purchaser are

35 necessary to authorize the execution, delivery or performance by it of this Agreement and each of the Related Agreements to which it is a party. This Agreement and each of the Related Agreements to which Purchaser is a party has been duly executed and delivered by it and constitutes Purchaser’s legal, valid and binding obligation, enforceable against Purchaser in accordance with its terms and conditions, except as enforceability may be limited by the Enforceability Exceptions. Section 5.03. No Conflict or Violation. The execution, delivery and consummation of this Agreement and each of the Related Agreements by Purchaser does not and the performance of the Contemplated Transactions shall not: (a) violate or conflict with any provision of the Governing Documents of Purchaser or any resolutions adopted by the board of managers (or equivalent body) or equity holders of Purchaser; (b) violate any Law applicable to Purchaser; or (c) (i) require any consent or approval or (ii) violate or result in a breach of or constitute a default (or an event with due notice or lapse of time or both would become a default) or give to others any rights (including rights of termination, foreclosure, cancellation or acceleration), in each case, under any Contract, judicial consent, order or decree or other instrument or obligation to which Purchaser is a party, or by which any of Purchaser’s assets or properties may be bound or affected. Section 5.04. Consents and Approvals. No consent, waiver, authorization, permit or approval of any Governmental Entity, or of any other Person, or declaration to or filing or registration with any Governmental Entity, or any other Person, is required in connection with (a) the execution and delivery of this Agreement or any of the Related Agreements by Purchaser, (b) the performance by each of Purchaser of its obligations hereunder or thereunder, or (c) the consummation of the Contemplated Transactions by Purchaser. Section 5.05. Litigation. There is no Proceeding pending or, to the knowledge of the Purchaser, threatened, against the Purchaser which would impair the ability of the Purchaser to consummate the purchase of the Membership Interests or the other transactions contemplated by this Agreement or the Related Agreements. Section 5.06. Broker’s and Finder’s Fees. No broker, finder or other Person is entitled to any commission or finder’s fee in connection with this Agreement or the Contemplated Transactions as a result of any actions or commitments of Purchaser or its Affiliates. Section 5.07. Securities Law Compliance. Purchaser is an accredited investor as such term is defined in Rule 501(a) of the Securities Act. Purchaser is acquiring the Membership Interests for its own account and not with a view to the distribution or resale thereof within the meaning of Section 2(11) of the Securities Act. Purchaser agrees that the Membership Interests may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration or qualification under the Securities Act, and any applicable state securities Law or pursuant to an exemption from such registration or qualification. Section 5.08. Financial Ability. The Purchaser will have on the Closing Date sufficient cash to consummate the Contemplated Transactions and to perform its obligations under this Agreement and the Related Agreements. The Purchaser will have on the Closing Date reserved for issuance a sufficient number of shares of Series A Preferred Stock to deliver the payment of consideration required by Section 1.02(b). For the avoidance of doubt, in no event shall the receipt or availability of any funds or financing by or to the Purchaser be a condition to any of the obligations of the Purchaser hereunder. Section 5.09. Capitalization. (a) The authorized capital stock of the Purchaser as of the date of this Agreement consists of

36 (i) 8,000,000 shares of Series A Preferred Stock, of which 2,590,637 have been issued and are outstanding as of immediately following the issuance of the Stock Consideration; and (ii) 50,000,000 shares of Common Stock (together with the Series A Preferred Stock, the “Purchaser Capital Stock”), of which, 3,201,502 shares have been issued and are outstanding as of the date of this Agreement. Purchaser holds shares of its capital stock in its treasury. (b) All of the outstanding shares of Purchaser Capital Stock have been duly authorized and validly issued and are fully paid and nonassessable and are free of any Encumbrances. None of the outstanding shares of Purchaser Capital Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Purchaser Capital Stock is subject to any right of first refusal in favor of Purchaser. Except as contemplated herein, there is no Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Purchaser Capital Stock. Purchaser is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Purchaser Capital Stock or other securities. (c) All outstanding shares of Purchaser Capital Stock, and other securities of the Company, have each been issued and granted in material compliance with all applicable securities Laws (including the Securities Act) and other applicable Law and all requirements set forth in Contracts to which the Purchaser or its assets are bound. (d) The preferences granted to the Series A Preferred Stock as set forth in the Second Amended and Restated Certificate of Designations, Rights and Preferences of 10.0% Series A Cumulative Perpetual Preferred Stock, as most recently adopted and set forth within Section 5.09(d) of the Disclosure Schedules (the “COD”), was duly authorized and adopted by the board of directors of Purchaser and the requisite shareholder vote as required by the Laws of the state of Delaware and Purchaser’s Governing Documents. There has been no amendment to the COD, and the Purchaser does not intend to amend the COD in a manner that is adverse to the holders of Series A Preferred Stock. (e) The Company has not taken any action that, to the knowledge of the Company, would, cause the Stock Consideration to be treated as “non-qualified preferred stock” within the meaning of Section 351(g)(2)(A) of the Code. Section 5.10. Investment Representations; Merger Sub. (a) Purchaser’s, Merger Sub 1’s and Merger Sub 2’s principal reasons for participating in the Mergers are bona fide business purposes not related to taxes. (b) The consideration to be received in the Mergers by the Sellers was determined by arm’s length negotiations between the managements of Purchaser and the Company. In connection with the Mergers, holders of Membership Interests will receive in exchange for such stock, directly or indirectly, Series A Preferred Stock constituting at least 40% of the aggregate consideration received by such holders in respect of the Mergers. The fair market value of the Series A Preferred Stock received by each Seller will be approximately equal to the fair market value of the Membership Interests surrendered in exchange therefor. (c) Neither Purchaser nor any affiliate of Purchaser has any plan or intention, directly or indirectly, to redeem, purchase, exchange or otherwise reacquire (including by derivative transactions such as an equity swap which would have the economic effect of an acquisition) any of the Series A Preferred Stock to be issued in the Mergers.

37 (d) Prior to the Mergers, Purchaser will be in control of Merger Sub 1 and Merger Sub 2. Purchaser has no plan or intention to cause Merger Sub 1 or Merger Sub 2 to, and neither Merger Sub 1 nor Merger Sub 2 has any plan or intention to, issue additional shares of its stock that would result in Parent not being in control of Merger Sub 1 and Merger Sub 2 at the Effective Time. (e) Following the Mergers, Purchaser will continue the conduct of the Company’s historic business or use a significant portion of the Company’s historic business assets in a business. (f) Purchaser has no plan or intention following the Mergers to (i) liquidate Merger Sub 2, (ii) merge Merger Sub 2 with or into another entity, (iii) sell, exchange, distribute or otherwise dispose of the stock of Merger Sub 2, except for transfers (including successive transfers) of such stock to one or more corporations controlled by the transferor corporation at the time of such transfer or (iv) permit or cause Merger Sub 2 to sell, exchange or otherwise dispose of any of its assets, or any of the assets it acquires from the Company, except for dispositions in the ordinary course of its business or transfers (including successive transfers) of assets to one or more corporations controlled, in the case of each transfer, by the transferor corporation. (g) None of Parent, Merger Sub 1 nor Merger Sub 2 has paid or will pay, directly or indirectly, any expenses (including transfer taxes) incurred by any holder of Membership Interests in connection with or as part of the Mergers or any related transactions. Neither Parent nor Merger Sub 2 has agreed to assume, nor will it directly or indirectly assume, any other expense or other liability, whether fixed or contingent, of any holder of Membership Interests, nor will Purchaser acquire in the Mergers any Membership Interests subject to any liabilities. (h) As of the Effective Time, there is no intercorporate indebtedness existing between Purchaser or any of its subsidiaries, on the one hand, and the Parent Company, the Company or any of their subsidiaries, on the other hand. (i) Neither Purchaser, Merger Sub 1 nor Merger Sub 2 is a regulated investment company within the meaning of Section 851 of the Code, a real estate investment trust within the meaning of Section 856 of the Code or a corporation fifty percent (50%) or more of the value of whose assets are stock and securities and eighty percent (80%) or more of the value of whose total assets are assets held for investment. (j) None of the compensation received or to be received by any employees or independent contractors of the Company is or will be separate consideration for or allocable to, any of their Membership Interests to be surrendered in the Merger. None of the shares of Series A Preferred Stock to be received by any employee or independent contractor of the Company in the Merger is or will be separate consideration for, or allocable to, any employment, consulting or similar arrangement. Any compensation paid or to be paid to any stockholder of the Company who will be an employee of or perform services for Purchaser, the Company or any affiliate thereof after the Mergers, will be determined by bargaining at arm’s length. (k) After the Mergers, no dividends or distributions will be made to the Sellers by Purchaser other than dividends or distributions made to all holders of Series A Preferred Stock. (l) Each of Merger Sub 1 and Merger Sub 2 was formed solely to effect the Mergers and Merger Sub 1 and Merger Sub 2 will not conduct any business or other activities prior to the Mergers. Neither Merger Sub 1 nor Merger Sub 2 will have any liabilities that will be assumed by the Company in the Mergers and Merger Sub 1 nor Merger Sub 2 will not transfer any assets to the Company in the Mergers that are subject to any liabilities Section 5.11. Compliance with Law. The Purchaser is, and has been during the last three (3) years,

38 in compliance in all material respects with all applicable Laws, including the Securities Act and all other applicable federal and state securities Laws. The Purchaser has not received, at any time during the prior three (3) years, any written notice from any Governmental Entity regarding any actual, alleged, or potential violation of, or failure to comply with, any term or requirement of any Law applicable to the Purchaser, the Purchaser Stock, or its business. The Purchaser has not made any misleading or untrue statements, or omitted any material facts, in connection with the making of any public statement or filings with the Securities and Exchange Commission. ARTICLE VI INDEMNIFICATION; SURVIVAL Section 6.01. Joint and Several Indemnification By Sellers. Subject to the applicable provisions and limitations of this Article VI, the Sellers shall jointly and severally indemnify, defend, reimburse and hold harmless Purchaser and its Affiliates (including, after the Closing, the Company) and each of their respective successors, shareholders, members, Personnel, Representatives and Affiliates (other than the Seller Indemnified Parties) (the “Purchaser Indemnified Parties”) from and against any and all Indemnity Losses incurred or suffered by the Purchaser Indemnified Parties or any of them as a result of, arising out of, or directly or indirectly relating to: (a) any breach of, or inaccuracy in, any of the representations or warranties of the Company set forth in Article III of this Agreement; (b) any breach or non-fulfillment of any covenant or agreement to be performed or observed by the Company on or prior to the Closing pursuant to this Agreement which results in Indemnified Losses; (c) without duplication of any Tax Liability to the extent reimbursed by the Sellers pursuant to Section 9.02 or specifically taken into account as a deduction (but not below zero) to the Final Purchase Price by inclusion in Final Debt or Final Net Working Capital, any Indemnified Taxes; (d) any Debt outstanding as of, or arising prior to, the Closing, to the extent not (i) satisfied at or before the Closing or otherwise included in the calculation of the Final Debt or as a current liability in the calculation of the Final Net Working Capital or (ii) reimbursed by the Sellers pursuant to Section 9.02; (e) any Transaction Expenses outstanding as of, or arising prior to, the Closing, to the extent not satisfied at or before the Closing or otherwise included in the calculation of the Final Transaction Expenses or as a current liability in the calculation of the Final Net Working Capital; (f) any Liability to any Person for the payments made on behalf of the Sellers in accordance with the Payment Spreadsheet (except to the extent Purchaser failed to make such payment in accordance with the Payment Spreadsheet and this Agreement); (g) Any Liability to any Person arising from or relating to the operation of the Business on or prior to the Closing related to a Third-Party Claim; and/or (h) any Fraud of the Company. Section 6.02. Indemnification by Sellers. Subject to the applicable provisions and limitations of this Article VI, each Seller on his own behalf, and not on behalf of or jointly with any other Seller, shall indemnify, defend, reimburse and hold harmless the Purchaser Indemnified Parties from and against any and all Indemnity Losses incurred or suffered by the Purchaser Indemnified Parties or any of them as a result of, arising out of, or directly or indirectly relating to:

39 (a) any breach of, or inaccuracy in, any of the representations or warranties of such Seller contained in Article IV of this Agreement; (b) any breach, or failure to perform, by such Seller of any of his covenants, obligations or agreements contained in this Agreement; and/or (c) Fraud of such Seller. Section 6.03. Indemnification by Purchaser. Subject to the applicable provisions and limitations of this Article VI, Purchaser shall indemnify, defend, reimburse and hold harmless the Sellers and each of their respective successors, heirs and assigns (collectively, the “Seller Indemnified Parties”) from and against any and all Indemnity Losses incurred or suffered by the Seller Indemnified Parties or any of them as a result of, arising out of, or directly or indirectly relating to: (a) any breach of, or inaccuracy in, any of the representations or warranties of Purchaser contained in this Agreement; (b) any breach, or failure to perform, by Purchaser of any of its covenants, obligations or agreements contained in this Agreement; (c) any breach or non-fulfillment of any covenant or agreement to be performed or observed by the Company after the Closing pursuant to this Agreement; (d) the operation of the Company and the Business following the Closing; and/or (e) Fraud of the Purchaser. Section 6.04. Indemnification Notice; Litigation Notice. If a party hereto believes that it has suffered or incurred any Indemnity Loss to which it is entitled to indemnification pursuant to Section 6.01, Section 6.02, or Section 6.03 (such party, the “Claimant”), the Claimant shall so notify, as the case may be, (a) Purchaser, in the event the Claimant is a Seller Indemnified Party, or (b) the Seller Representative, in the event the Claimant is a Purchaser Indemnified Party, promptly in writing (x) identifying the party or parties which the Claimant believes has an obligation to indemnify (the “Indemnifying Party”) and (y) describing such Indemnity Loss, including the basis therefor, reference to the specific representation, warranty, covenant or agreement alleged to have been breached, and the amount thereof, if known, in each case in such detail as is reasonably practicable (the “Indemnification Notice”). If any Proceeding is instituted by or against a third party with respect to which the Claimant intends to claim an Indemnity Loss under this Article VI (a “Third-Party Claim”), the Claimant shall promptly notify the Indemnifying Party in writing of such Third-Party Claim describing such Indemnity Loss including the basis therefor, reference to the specific representation, warranty, covenant or agreement alleged to have been breached, and the amount thereof, if known, all with reasonable detail (the “Litigation Notice”) in lieu of an Indemnification Notice. To the extent failure to promptly notify the Indemnifying Party of such Third-Party Claim actually and materially increases the Liability or expense to the Claimant or otherwise actually and materially prejudices the Claimant, the Indemnifying Party shall not be obligated to reimburse the Claimant for the amount of such increase in Indemnity Loss to the extent that such Claimant is actually and materially prejudiced as a result thereof. Section 6.05. Defense of Third-Party Claims. (a) The Indemnifying Party shall have thirty (30) calendar days after receipt of the Litigation Notice to notify the Claimant that it elects to conduct and control such Third-Party Claim (the “Election

40 Notice”). If the Indemnifying Party does not give the foregoing Election Notice during such thirty (30) day period, the Claimant shall have the right (but not the obligation) to defend, contest, settle and compromise such Third-Party Claim in the exercise of its reasonable discretion; provided, however, that the right of the Claimant to indemnification hereunder shall not be conclusively established thereby. (b) If the Indemnifying Party timely gives the Election Notice, the Indemnifying Party shall have the right to undertake, conduct and control, the defense, conduct and settlement of such Third-Party Claim and the Claimant shall provide its reasonable cooperation, including providing reasonable access to records and Personnel, to the Indemnifying Party in connection therewith; provided, however, that (i) the Indemnifying Party shall not thereby consent to the imposition of any injunction against the Claimant without the prior written consent of the Claimant, (ii) the Indemnifying Party shall permit the Claimant to participate in such defense, conduct and settlement through legal counsel chosen by the Claimant, but the fees and expenses of such legal counsel shall be borne solely by the Claimant, (iii) upon a final determination of such Third-Party Claim, the Indemnifying Party shall promptly reimburse the Claimant, to the extent required and subject to the limitations set forth under this Article VI, for the full amount of any Indemnity Loss incurred by the Claimant, except fees and expenses of legal counsel that the Claimant incurred pursuant to clause (ii) above, (iv) the Indemnifying Party shall not have the right (without the prior written consent of the Claimant, which consent may be withheld in Claimant's sole discretion), to enter into or agree to any settlement (A) where the Claimant has any obligation for out-of-pocket payments, (B) where there is a finding or admission of any violation of Law by the Claimant in such settlement, or (C) if such settlement does not provide a full release of the Claimant from all liabilities and obligations in connection with such Third-Party Claim, and (v) the Claimant shall have the right to pay or settle such Third-Party Claim; provided, however, that in the event of such payment or settlement, the Claimant shall waive any right to indemnity therefor by the Indemnifying Party and no amount in respect thereof shall be claimed as an Indemnity Loss under this Article VI. (c) Notwithstanding the foregoing, the Indemnifying Party shall not have the right to assume control of the defense of such Third-Party Claim, and shall pay the reasonable fees and expenses of counsel to the Claimant, if such Third-Party Claim (i) seeks non-monetary relief, (ii) involves a criminal allegation by a Governmental Entity, (iii) involves a claim by a current customer, supplier, or other key business relation of the Company (including any Material Customer or Material Supplier of the Company), (iv) could reasonably be expected to result in an Indemnity Loss (including the cost of defense) which exceeds the then remaining, if any, General Indemnity Escrow Amount, or (v) involves, in the opinion of counsel of the Claimant, a conflict of interest between the Indemnifying Party and the Claimant, (clauses (i) through (v), the “Exception Claims”). (d) If the Indemnifying Party assumes the defense of a Third-Party Claim, such assumption will establish for purposes of this Agreement that the claims made in that Third-Party Claim are within the scope of and subject to indemnification by the Indemnifying Party, subject to the applicable provisions and limitations of this Article VI. After written notice from the Indemnifying Party to the Claimant of its election to assume the defense of such Third-Party Claim, the Indemnifying Party shall keep the Claimant reasonably informed regarding the progress of such Third-Party Claim (including providing the Claimant with any settlement offers, as well as copies of any material communications or filings with or submitted to any Governmental Entity or third party). (e) If (i) the Claimant does not receive an Election Notice within thirty (30) days after the Indemnifying Party’s receipt of the Litigation Notice with respect to a Third-Party Claim, or (ii) such Third- Party Claim is an Exception Claim, then (A) the Claimant may defend against such Third-Party Claim in any manner it may reasonably deem appropriate, (B) subject to the applicable provisions and limitations of this Article VI, if the Indemnifying Party is liable for the Indemnity Loss resulting from the Third-Party

41 Claim, the Indemnifying Party will reimburse the Claimant promptly and periodically for such Indemnity Loss resulting from defending against such Third-Party Claim (including reasonable attorneys' fees and expenses), (C) the Indemnifying Party shall be bound by the results obtained by the Claimant with respect to such Third-Party Claim, and (D) subject to the applicable provisions and limitations of this Article VI the Indemnifying Party will remain responsible for any Indemnity Loss the Claimant may suffer resulting from arising out of, relating to, in the nature of, or caused by such Third Party Claim to the extent provided in this Article VI; provided, however, that the Claimant shall not have the right to consent or otherwise agree to any monetary settlement or relief or non-monetary settlement or relief applicable to the Indemnifying Party, including injunctive relief or other equitable remedies, without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld, delayed or conditioned. (f) With respect to any Third-Party Claim subject to indemnification under this Article VI, the parties agree to reasonably cooperate in such a manner as to preserve in full (to the extent possible) the confidentiality of all confidential information disclosed or exchanged in connection with such claim and the attorney-client and work-product privileges. In connection therewith, each party hereto agrees that (i) it will use its commercially reasonable efforts, in respect of any Third-Party Claim in which it has assumed or participated in the defense of, to avoid production of any confidential information disclosed or exchanged in connection with such claim (consistent with applicable Law and rules of procedure), and (ii) all communications between any party hereto and counsel responsible for or participating in the defense of any Third-Party Claim shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege. (g) To the extent of any conflict between this Section 6.05 and Section 9.04, Section 9.04 shall govern. Section 6.06. Survival. Claims for indemnification under Section 6.01(a), Section 6.02(a), and Section 6.03(a) shall only be valid to the extent that such claims are made on or prior to the Escrow Second Release Date; provided, however, that notwithstanding the foregoing, claims arising from any breach of the Fundamental Representations shall only be valid to the extent that such claims are made on or prior to the six (6) year anniversary of the Closing Date, except in the case of breaches of representations and warranties set forth in Section 3.08 (Tax Matters) and Section 3.18 (Environmental Compliance), each of which shall survive until sixty (60) days following the expiration of the applicable statute of limitations (at which time they will terminate and expire); provided, further, that the foregoing limitations on survival shall not apply with respect to any claims relating to or arising from Fraud. Claims for indemnification under Section 6.01(g) shall only be valid to the extent that such claims are made on or prior to the date that is sixty (60) days following the expiration of the applicable statute of limitations (at which time they will terminate and expire); provided, that, the foregoing limitation on survival shall not apply with respect to any claims relating to or arising from Fraud. All covenants contained in this Agreement shall survive the Closing and continue in full force and effect in accordance with their respective terms. If any Indemnified Party provides notice of a claim in accordance with the terms of this Agreement prior to the end of the applicable period of survival set forth in this Section 6.06, then the Liability for such claim and the rights of indemnity with respect thereto will continue until the claim is fully resolved or judicially determined and any claim for indemnification not submitted in writing to the Sellers or the Purchaser, as applicable, prior to the expiration of the applicable survival period set forth in this Section 6.06 shall be deemed to have been waived and shall be absolutely and forever barred and unenforceable, null and void, and of no force or effect whatsoever, and the Sellers or the Purchaser, as applicable, shall have no further liability with respect thereto; provided, however, that the foregoing limitations on survival shall not apply with respect to any claims relating to or arising from Fraud. Section 6.07. Limitation on Indemnified Losses.

42 (a) Notwithstanding anything to the contrary set forth in this Agreement, the Sellers shall not be required to indemnify the Purchaser Indemnified Parties for Indemnity Losses arising under Section 6.01(a) or Section 6.02(a) unless and until the aggregate amount of such Indemnity Losses for which the Purchaser Indemnified Parties are otherwise entitled to indemnification pursuant to Section 6.01(a) or Section 6.02(a) exceeds fifty-thousand dollars ($50,000) (the “Indemnification Threshold”), and then the Sellers’ obligation to provide such indemnification under Section 6.01(a) or Section 6.02(a) shall be only to the extent such Indemnity Losses are in excess of the Indemnification Threshold; provided, however, that the Indemnification Threshold shall not apply to Indemnity Losses based on Fraud or any breach of any Fundamental Representation. (b) Notwithstanding anything to the contrary set forth in this Agreement, the aggregate amount required to be paid by the Sellers for Indemnity Losses, other than Fundamental Representations, pursuant to Section 6.01(a) or Section 6.02(a) based upon, arising out of or as a result of any breach of or inaccuracy in any of the representations or warranties of the Sellers shall not exceed, in the aggregate, three million dollars ($3,000,000) (other than with respect to any claims of any Purchaser Indemnified Parties on account of or based on Fraud) (the “Indemnification Cap”); provided, however, the aggregate amount required to be paid by the Sellers for Indemnity Losses arising out of or as a result of any breach of or inaccuracy in any of the representations set forth in Section 3.18 (Environmental Compliance) shall not exceed five million dollars ($5,000,000) (the “Environmental Representation Cap”); provided, further, that, except for claims based on Fraud, the maximum aggregate liability of the Sellers under Sections 6.01(a) and 6.02(a) (including for Indemnity Losses arising out of any inaccuracy or breach of any Fundamental Representations) or otherwise shall not exceed the Purchase Price. (c) Notwithstanding anything contained in this anything contained in this Agreement to the contrary, the aggregate amount required to be paid by the Sellers for Indemnity Losses pursuant to Section 6.01(g) shall not exceed, in the aggregate, $2,000,000 (other than with respect to any claims of any Purchaser Indemnified Parties on account of or based on Fraud or separately pursued under and subject to the limitations applicable to Sections 6.01(a)-(f) and (h)) (the “Third-Party Claim Cap”). (d) Notwithstanding anything contained in this Agreement to the contrary, in no event shall the Sellers’ aggregate obligation to provide indemnification for Indemnity Losses under this Article VI exceed, in the aggregate, the Purchase Price paid under this Agreement (other than with respect to any claims of any Purchaser Indemnified Parties on account of or arising from Fraud). (e) Except with respect to the representations and warranties set forth in Section 3.07(a) (with respect to the non-occurrence of a Material Adverse Effect), for the purposes of determining the amount of Losses arising from a breach of any representation or warranty in this Agreement, each qualification to a representation or warranty by use of the word “material” or “materially” or the words “in all material respects” or “Material Adverse Effect” shall be disregarded; provided that such terms shall not be disregarded in the name of defined terms and dollar thresholds shall not be disregarded. (f) No party shall be entitled to indemnification hereunder for the amount of Indemnity Losses in excess of the amount of such Indemnity Losses which would have been incurred but for the failure of such party to take commercially reasonable actions to mitigate such Indemnity Losses upon becoming aware of any claim, to the extent such mitigation is required by applicable Law. (g) Only the Purchaser may bring a claim for indemnification under this Article VI, whether on behalf of itself or another Purchaser Indemnified Party. No Purchaser Indemnified Party may make a claim for indemnification under Section 6.01 unless such claim is first attempted to be made, in good faith, against all of the Sellers.

43 (h) Subject to the other limitations, conditions and restrictions set forth in this Article VI: (i) Any Indemnity Losses arising out of any breach for which a Purchaser Indemnified Party is entitled to indemnification pursuant to Section 6.01(a) (other than Indemnity Losses arising out of a breach of Fundamental Representations or Fraud) shall be satisfied: (i) first, from the General Indemnity Escrow Amount, in the form preferred by the Purchaser Indemnified Party (if and to the extent funds are available); (ii) second, by causing the Sellers to forfeit the number of shares of the Stock Consideration equal in value to such remaining Indemnity Losses (if any) at a price per share equal to the fair market value of such Stock Consideration at the time the applicable Indemnity Loss occurred; (iii) then, third, from the Working Capital Escrow Account (if and to the extent funds are available); and (iv) fourth, to the extent that any such Indemnity Losses exceed the remaining Stock Consideration or Escrow Amounts payable, from the Sellers (provided, however, that in no event shall the Sellers be liable for Indemnity Losses exceeding the Indemnification Cap). (ii) Any Indemnity Losses arising out of any breach of any Fundamental Representation for which a Purchaser Indemnified Party is entitled to indemnification pursuant to Section 6.01(a) shall be satisfied: (i) first, until the Escrow Second Release Date, from the General Indemnity Escrow Amount in the form preferred by the Purchaser Indemnified Party (if and to the extent funds are available); (ii) second, from the Working Capital Escrow Amounts, payable from the Sellers; and (iii) to the extent that any such Indemnity Losses exceed the remaining Escrow Amounts payable, from the Sellers (provided, however, that in no event shall the Sellers be liable for Indemnity Losses exceeding the Environmental Representation Cap or the Purchase Price, as applicable). (iii) Any Indemnity Losses arising out of any breach for which a Purchaser Indemnified Party is entitled to indemnification pursuant to Section 6.01(g) (other than Indemnity Losses arising from Fraud) shall be satisfied: (i) first, until the Escrow Second Release Date, from the General Indemnity Escrow Amount, in the form preferred by the Purchaser Indemnified Party (if and to the extent funds are available); (ii) second from the Working Capital Escrow Account (if and to the extent funds are available); and (iii) then, third, by causing the Sellers to forfeit the number of shares of the Stock Consideration equal in value to such remaining Indemnity Losses (if any) at a price per share equal to the fair market value of such Stock Consideration at the time the applicable Indemnity Loss occurred; (provided, however, that in no event shall the Sellers be liable for Indemnity Losses under 6.01(g) exceeding the Third-Party Claim Cap). (iv) Any Indemnity Losses arising out of claims for Fraud for which a Purchaser Indemnified Party is entitled to indemnification pursuant to shall be satisfied: (i) first, until the Escrow Second Release Date, from the General Indemnity Escrow Amount in the form preferred by the Purchaser Indemnified Party (if and to the extent funds are available); and (ii) second, to the extent that any such Indemnity Losses exceed the remaining General Indemnity Escrow Amounts payable, from the Sellers. Section 6.08. Net Recovery. (a) Prior to and in conjunction with seeking indemnification, a Claimant shall use its commercially reasonable efforts to mitigate the amount of Indemnity Losses for which it may be entitled to indemnification hereunder to the extent such mitigation is required by applicable Law, provided, however, that nothing in this Section 6.08 shall require any Indemnified Party to (i) initiate or pursue litigation against third parties in respect of such Indemnity Losses or (ii) initiate or pursue any claims against any current customer, supplier or other business relation of the Company (including any Material Customer or Material Supplier).

44 (b) The Indemnified Parties shall use their commercially reasonable efforts to make and pursue (or cause its Affiliates to make and pursue) insurance claims relating to any Indemnity Loss for which it is seeking indemnification under this Article VI. The amount of any Indemnity Loss for which indemnification is provided under this Article VI shall be net of any amounts actually recovered by the Claimant under insurance policies with respect to such Indemnity Loss (net of any costs incurred by the Claimant in connection with such recovery and net of any deductibles or self-insured retention and any retroactive or retrospective premium adjustments to the extent relating to such recovery). (c) Subject to Section 6.07(a), the Claimants shall use their commercially reasonable efforts to make and pursue any and all claims against third parties relating to any Indemnity Loss for which it is seeking indemnification under this Article VI. The amount of any Indemnity Loss claimed by a Claimant hereunder shall be reduced (i) to the extent the Claimant recovers any amounts from third parties with respect to the matters relating to such Indemnity Loss (net of any costs incurred by the Indemnified Party in connection with such recovery) and (ii) by the amount of any Tax Benefit realized as a result of such Indemnity Losses. As used herein “Tax Benefit” shall mean any reduction of Taxes payable by or on behalf of the Purchaser Indemnified Party or any of its Affiliates as a result of an Indemnity Loss. (d) If the applicable Claimant actually receives any of the amounts or savings described in Section 6.08(b)-(c) with respect to any claim for which a Claimant has recovered under this Article VI, then the Claimant shall promptly pay to the Indemnifying Party, by wire transfer of immediately available funds, an amount equal to such net amounts or savings (as calculated in accordance with Section 6.08(b)-(c)), but only up to the amount previously paid by or on behalf of the Indemnifying Party under this Article VI or, in the event the Sellers are the Indemnifying Party, distributed to the Purchaser Indemnified Parties from the General Indemnity Escrow Amount in respect of such claim or otherwise paid by or on behalf of the Sellers in respect of such claim. Section 6.09. Exclusive Remedy. Any claim or cause of action (whether such claim sounds in tort, contract or otherwise) of a party based upon, relating to or arising out of this Agreement, or the Contemplated Transactions must be brought in accordance with the provisions and applicable terms, conditions and limitations of this Article VI, which shall collectively constitute the sole and exclusive remedy of all parties hereto, their Affiliates, successors and assigns and all Persons who may claim any rights by or through them, for any such claim or cause of action, and none of the Purchaser Indemnified Parties or the Seller Indemnified Parties shall have any other entitlement, remedy or recourse (whether such claim sounds in tort, contract or otherwise) against the other party with respect to the Contemplated Transactions, all of such remedies, entitlements and recourse being expressly waived by the parties hereto to the fullest extent permitted by Law. Notwithstanding the foregoing, the provisions of this Section 6.09 will not prevent or limit a cause of action or equitable remedies (a) under Section 1.05 to enforce any decision or determination of the Independent Accountant, (b) pursuant to Section 13.13, or (c) for Fraud. Section 6.10. No Duplication of Recovery. Notwithstanding anything contained in this Agreement to the contrary: (a) the Purchaser Indemnified Parties may not assert multiple claims under Section 6.01 or Section 6.02 above, in order to recover duplicative Indemnity Losses in respect of a single set of facts or circumstances under more than one warranty, representation or covenant in this Agreement or the Related Agreements, whether such facts or circumstances would give rise to a breach of more than one warranty, representation or covenant in this Agreement or the Related Agreements; and (b) the Purchaser Indemnified Parties may not assert any claim under Section 6.01 or Section 6.02 above, for any Indemnity Losses to the extent such Indemnity Losses were specifically taken into account as a deduction (but not below zero) in the calculation of the Final Purchase Price (including, without limitation, the calculation of Final Net Working Capital, Final Debt, and Final Transaction Expenses), as determined pursuant to Section 1.05, above, or to the extent that a corresponding reserve for such Indemnity Losses has been made on the Interim Financial

45 Statements of the Company. Section 6.11. Tax Treatment of Indemnity Payments. To the maximum extent permitted by Law, it is the intention of the parties hereto to treat any indemnity payment made under this Agreement as an adjustment to the Purchase Price for all Tax purposes, and such parties agree to file their Tax Returns accordingly. Section 6.12. Distribution of Escrow Amount. (a) No later than five (5) Business Days following the final determination (whether by mutual written agreement of the Purchaser and the Sellers or a final non-appealable order issued by a court of competent jurisdiction) of the amount of any Indemnity Losses payable to a Purchaser Indemnified Party in accordance with this Article VI, Purchaser and Seller Representative shall jointly instruct the Purchaser to release and pay to the applicable Purchaser Indemnified Party, by wire transfer of immediately available funds to an account designated in writing by Purchaser, the amount of such Indemnity Losses. (b) On the date that is twelve (12) months after the Closing Date (the “Escrow First Release Date”), Purchaser and Seller Representative shall jointly instruct the Purchaser transfer agent to remove the Escrow Legend and to release the Escrow Stock, included any accrued dividends thereon, (excluding any applicable Retained Amounts that exceed the Cash Escrow) to the Sellers, to an account designated in writing by Sellers, subject to applicable laws and regulations. On the date that is the earlier of (i) 15 calendar days following the Buyer’s receipt of the audited financial statements of the Company for the 2025 calendar year, or (ii) eighteen (18) months after the Closing Date (the “Escrow Second Release Date”), Purchaser and Seller Representative shall jointly instruct the Purchaser to release an amount equal to remaining amount of the General Indemnity Escrow Funds (excluding any applicable Retained Amounts) to the Sellers, by wire transfer of immediately available funds to an account designated in writing by Sellers. The term “Retained Amount” shall mean any Escrow Amount retained in escrow past the otherwise applicable release date set forth in this Section 6.12(b) to satisfy Indemnity Losses for which a Purchaser Indemnified Party has timely made a claim for indemnification pursuant to this Article VI and which claim has not been finally determined in accordance with this Article VI as of such applicable escrow release date (the “Outstanding Claim”). Any Retained Amount shall continue to be held by Purchaser until the final determination (whether by mutual written agreement of the Purchaser and the Sellers or a final non-appealable order issued by a court of competent jurisdiction) of the Indemnity Losses payable to the Purchaser Indemnified Parties in connection with the underlying Outstanding Claim, at which time the Retained Amount shall be disbursed from escrow in accordance with Section 6.12(a), above. In the event that the Retained Amount for any Outstanding Claim exceeds the Indemnity Losses payable to the Purchaser Indemnified Parties (as finally determined in accordance with this Article VI) in connection with such Outstanding Claim, then the Purchaser shall distribute such excess amount to the Sellers, by wire transfer of immediately available funds to an account designated in writing by Sellers. ARTICLE VII RESTRICTIVE COVENANTS Section 7.01. Confidential Information. Sellers, by virtue of approval of the Contemplated Transactions and this Agreement or by accepting any consideration payable hereunder, acknowledge and agree that (i) through its ownership of, relationship with, and involvement in the operation of the Company or duties and rights under this Agreement (as applicable), it has gained Confidential information concerning the Company and the Business and may gain additional Confidential Information concerning the Company and the Business pursuant to this Agreement, (ii) the success of the Company after the Closing depends upon the

46 continued preservation of the confidentiality of certain information possessed by Sellers, and disclosing such Confidential Information to third parties from and after the Closing would be detrimental to Purchaser and the Company, and (iii) the preservation of the confidentiality of such information by Sellers is an essential premise of the bargain between Sellers and Purchaser, and that Purchaser would be unwilling to enter into this Agreement in the absence of the obligations and restrictions set forth in this Article VII. Accordingly, Sellers hereby agree with Purchaser that Sellers will not, and will cause their Affiliates and Representatives not to, at any time on or after the Closing Date through the fifth (5th) anniversary of the Closing Date, directly or indirectly, without the prior written consent of Purchaser, use, disclose, communicate or otherwise divulge, any Confidential Information. The provisions of this Section 7.01 will not prohibit any disclosures (i) required by any applicable Law so long as reasonable prior notice is given to Purchaser of such disclosure and a reasonable opportunity is afforded to Purchaser or the Company to contest the same, (ii) provided to any Seller’s financial, accounting, legal or other advisors bound by a duty of confidentiality to such Seller, or (iii) made in connection with the enforcement of any right or remedy relating to this Agreement, a Related Agreement or the Contemplated Transactions. Notwithstanding the foregoing, Sellers shall be permitted to make disclosures concerning the Confidential Information (i) to, as applicable, its or any of its Affiliates', prospective or current limited partners, trustees, shareholders, members, investors, regulators or Representatives on a confidential basis, (ii) in connection with any Tax Returns filed by the Company or any of its respective Affiliates, and (iii) during the course of pursuing or defending indemnification claims (or the matters underlying such indemnification claims) or in connection with any dispute between any Purchaser Indemnified Party, on the one hand, and Sellers, on the other hand. Section 7.02. Non-Competition. (a) From the Closing Date until the third (3rd) anniversary of the Closing Date (the “Restricted Period”), no Sellers shall, directly or indirectly, engage in, own, manage, operate, join, control, lend money or other assistance to, or participate in a Restricted Business in the Restricted Area. Notwithstanding the foregoing, nothing in this Agreement or in the definition of Restricted Business shall prohibit or in any way restrict such Seller from making or maintaining passive investments of less than three percent (3%) of the outstanding equity securities in any entity engaged in the Restricted Business listed for trading on any recognized securities exchange or in the over-the-counter markets. (b) Each Seller hereby acknowledges and agrees that the restrictive period of time, geographic scope and scope of restricted activity specified herein are reasonable and necessary in view of the transactions contemplated by this Agreement and the nature of the Business in which the Company was engaged or is engaged as of the date hereof. Each Seller further acknowledges and agrees that the restrictions set forth in this Section 7.02 are reasonable and necessary to protect Purchaser’s investment under this Agreement and to safeguard the value and goodwill associated with the Membership Interests. Each Seller acknowledges and agrees that Purchaser would not have entered into this Agreement but for such Seller’s agreements and obligations pursuant to this Section 7.02 to protect such value and goodwill. If the scope of any stated restriction is too broad to permit enforcement of such restriction(s) to its full extent, then the parties hereto agree that such restriction shall be enforced and/or modified to the maximum extent permitted by Law. Section 7.03. Non-Solicitation. (a) During the Restricted Period, no Sellers shall, whether for his own account or for the account of any Person, directly or indirectly: (i) call upon, solicit, contact or have any communication with any Person who is a customer or supplier of the Company as of the date hereof or as of the Closing, or who was a

47 customer or supplier of the Company at any time within the twelve (12) month period immediately preceding the Closing for the purpose of: (A) diverting or attempting to divert or influence any business of such customer or supplier to any Restricted Business; (B) marketing, selling, distributing, leasing or providing any products or services in competition with the Business or the Company; or (C) otherwise interfering in any fashion with the operations being conducted by the Company as of the Closing or with any operations conducted by the Company during the Restricted Period; (ii) cause, induce or attempt to cause or induce any customer, supplier, licensee, licensor, franchisee, distributor, employee, consultant or other Person who is a business relation of the Company as of the Closing or who was a customer, supplier, licensee, licensor, franchisee, distributor, employee, consultant or business relation of the Company within the twelve (12) month period immediately preceding the Closing, to cease doing business with the Company, in any way adversely interfere with the relationship between any such customer, supplier, licensee, licensor, franchisee, distributor, employee, consultant or business relation and the Company; or (iii) solicit for employment, hire or retain any Person who was an employee, independent contractor or other Personnel of the Company at any time during the six (6) month period prior to Closing; provided, that the making of general advertisements for employment not directed at employees of the Company shall not, in and of themselves, constitute a breach of this subsection (iii). (b) Each Seller hereby acknowledges and agrees that the restrictive period of time, geographic scope and scope of restricted activity specified herein are reasonable and necessary in view of the transactions contemplated by this Agreement and the nature of the business in which the Company was engaged or is engaged as of the Closing. Each Seller further acknowledges and agrees that the restrictions set forth in this Section 7.03 are reasonable and necessary to protect Purchaser’s investment under this Agreement and to safeguard the value and goodwill associated with the Membership Interests. Each Seller acknowledges and agrees that Purchaser would not have entered into this Agreement but for such Seller’s agreements and obligations pursuant to this Section 7.03 to protect such value and goodwill. If the scope of any stated restriction is too broad to permit enforcement of such restriction(s) to its full extent, then the parties hereto agree that such restriction shall be enforced and/or modified to the maximum extent permitted by Law. Notwithstanding anything to the contrary set forth herein, no Seller shall be in violation of Sections 7.02 and 7.03 of this Agreement as a result of any actions taken by such Seller in the fulfillment of the terms of such Seller’s employment or engagement with the Company following the Closing. Section 7.04. Non-Disparagement. During the Restricted Period, no Seller shall, directly or indirectly, make any negative or disparaging statement, or release any information, or encourage others to make any statement or release any information that has the effect of embarrassing or criticizing the Company, Purchaser or any of their respective Affiliates, the Business, the products offered or provided in the Business, including the Company’s actual or prospective customers, or current or former Personnel, including any statements made to the press or other media in the United States or any other jurisdiction; provided, that, this Section 7.04 shall not prohibit any Person from making any statements about any other such Person in a Proceeding of a Governmental Entity or if required by Law. Section 7.05. Remedies. If a Seller breaches Section 7.01, Section 7.02, Section 7.03, or Section 7.04, Purchaser and/or the Company may be entitled to any of the following remedies against such Seller (and for the avoidance of doubt, against only such breaching Seller), which shall be deemed cumulative, but shall be subject to any relevant limitations set forth in Article VI (including, in particular, Section 6.09):

48 (a) Injunctive Relief. Each Seller hereby acknowledges that any breach or alleged breach of Section 7.01, Section 7.02, Section 7.03, or Section 7.04, as applicable, may cause irreparable injury to the goodwill and proprietary rights of the Company and Purchaser, for which the Company and Purchaser may not have an adequate remedy at law. Accordingly, each Seller agrees that the Company and/or Purchaser may be able to seek immediate injunctive relief in the form of a temporary restraining order, preliminary injunction, and/or permanent injunction against such Seller to restrain or enjoin any actual or threatened violation of any provision of Section 7.01, Section 7.02, or Section 7.03, as applicable, without any requirement of posting a bond or other surety or proving damages. (b) Damages. To the extent calculable and permissible, the Company and/or Purchaser may also be entitled to recover from such breaching Seller monetary damages for any violation of Section 7.01, Section 7.02, Section 7.03, or Section 7.04, as applicable. (c) Costs, Expenses and Attorneys’ Fees. The Company and Purchaser shall be entitled to recover from such breaching Seller all costs, expenses and reasonable attorneys’ fees incurred by them in seeking either enforcement of Section 7.01, Section 7.02, Section 7.03, or Section 7.04, as applicable, or damages for a breach of such Sections or in defending any action brought by such Seller to challenge or construe the terms of any of such Sections; provided that the Company or Purchaser, as applicable, prevails in such enforcement or defense. If a Seller prevails in any such enforcement or defense, such Seller shall be entitled to recover from the Company and/or Purchaser all costs, expenses and reasonable attorneys’ fees incurred by such Seller in connection therewith. Section 7.06. Release. (a) In consideration of the performance by the Purchaser of its obligations under this Agreement, each Seller, on behalf of himself and his successors and assigns (collectively, the “Releasing Parties”), does hereby, effective as of the Closing, unconditionally and irrevocably release, waive and forever discharge the Company and its past and present Personnel, predecessors, successors, assigns and Affiliates (collectively, the “Released Parties”), from any and all Liabilities, Contracts, Proceedings, claims, demands, damages, judgments and causes of action (collectively, the “Claims”), arising directly or indirectly from any act or failure to act, misrepresentation, omission, event, fact, transaction, Contract or other matter occurring prior to the Closing (whether based on any governmental requirement or right of action, at Law or in equity or otherwise, foreseen or unforeseen, matured or unmatured, accrued or not accrued, concealed or hidden, disclosed or undisclosed, liquidated or unliquidated) (collectively, “Pre- Closing Matters”), including without limitation, any and all Claims and Pre-Closing Matters arising out of or relating to (i) a Releasing Party’s capacity as a current or former shareholder, member or Representative of any of the Released Parties (or a Releasing Party’s capacity as a current or former trustee or Representative of any other Person in which capacity a Releasing Party is or was serving at the request of any of the Released Parties), (ii) any rights of indemnification, compensation, expense advancement or contribution, whether pursuant to the Released Parties’ Governing Documents, applicable Law, Contract or otherwise, (iii) any Contract or other arrangement, whether verbal or written, entered into or established prior to the Closing, provided that, notwithstanding the foregoing, the Claims and Pre-Closing Matters shall not include, and the foregoing release shall not be construed to release the Released Parties from: (A) any rights or claims under this Agreement and/or the Related Agreements or claims to enforce this Agreement and/or the Related Agreements, (B) any rights or claims under any Continuing Contract, (C) any claims that cannot be released as a matter of Law, (D) accrued and unpaid salary and benefits pursuant to the employment of a Releasing Party by the Company prior to the Closing, (E) any Claims arising from events following (and first occurring after) the Closing, (F) any claims against any Released Parties arising out of or resulting from fraud by such Released Party, (G) any rights under the indemnification provisions of the Governing Documents of the Company; and (H) any rights or obligations under any insurance

49 policies maintained by or on behalf of the Company. Each Seller acknowledges that it may hereafter discover facts which are in addition to, or different from, those which it now knows or believe to be true with respect to the subject matter of the claims released hereby, but such Seller intends to and, by operation of this Agreement, has, fully, finally and forever settled and released any and all Claims released herein without regard to the subsequent discovery of existence of such different or additional facts. The foregoing waivers and releases are a key element of this Agreement of which the releases and related agreements in this Section 7.06 are a part. Each Seller understands that this is a full and final release of all Claims that could have been asserted in any legal or equitable Proceeding against the Released Parties. (b) Each Seller represents and warrants, for and on behalf of itself and each of his respective Releasing Parties as follows: (i) the Claims released herein have not been encumbered in any way, and there are no Encumbrances or assignments in Law or equity or otherwise of or against any of the Claims and (ii) such Releasing Party has not transferred or otherwise alienated any of the Claims. Section 7.07. Transaction Bonuses. Promptly following the Closing, the Buyer shall cause the Company to deposit an amount equal to the Transaction Bonuses and the employer portion of payroll taxes, as such as amount is set forth on the Payment Spreadsheet, into the Company operating account from which payroll is paid. If a Transaction Bonus Recipient is terminated by the Company for cause or voluntarily terminates his or her employment with the Company for any reason prior to the twelve (12) month anniversary of the Closing Date then, (i) the Buyer shall or shall cause the Company to notify the Seller Representative of such termination no later than five (5) days following such Transaction Bonus Recipient’s effective date of termination and (ii) no later than fifteen business (15) days following such Transaction Bonus Recipient’s effective date of termination, the Buyer shall or shall cause the Company to deliver an amount equal to such Transaction Bonus Recipient’s applicable Transaction Bonus plus the employer portion of payroll taxes to an account designated by the Seller Representative (for further distribution to the Sellers) in cash by wire transfer of immediately available funds. If a Transaction Bonus Recipient was terminated without cause or remains employed by the Company on the twelve (12) month anniversary of the Closing, then the Buyer shall cause the Company to pay such Transaction Bonus Recipient’s Transaction Bonus in accordance with such Transaction Bonus Recipient’s applicable Transaction Bonus Agreement. This Section 7.07 shall not create any third-party beneficiary rights in any Transaction Bonus Recipient (including any beneficiary or dependent thereof). ARTICLE VIII COVENANTS OF THE PARTIES Section 8.01. Publicity. The Parties shall issue a joint press release promptly following the signing of this Agreement and following the Closing, in form and substance reasonably satisfactory to the Purchaser and the Sellers. Purchaser shall make such filings with the Securities and Exchange Commission disclosing the execution and consummation of this Agreement as required under applicable securities laws. Other than the foregoing, neither Party shall, or shall permit its Affiliates or representatives to, issue any press release or make any public filing, announcement, or disclosure (whether written, oral, or electronic) relating to the transaction or this Agreement without the prior written approval of the other Party. Section 8.02. Reasonable Best Efforts; Further Assurances. Upon the terms and conditions set forth herein, each of the parties hereto shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things, necessary, proper or advisable to make effective as promptly as practicable, the transactions contemplated hereby in accordance with the terms hereof, including executing such further documents, and performing such further acts, as may be reasonably necessary to transfer and convey the Membership Interests to Purchaser. No Seller will take any action that is designed or intended to have the effect of discouraging any

50 lessor, licensor, customer, dealer, supplier or distributor with a relationship with the Company (or other Person with whom the Company has a business relationship) from maintaining a relationship with the Company after the Closing that is substantially similar to the relationship it maintained prior to the Closing, except with the prior written consent of Purchaser. The Purchaser and the Sellers shall cooperate (to a reasonable extent) with each other and shall cause their respective Representatives and Affiliates to cooperate (to a reasonable extent) with each other after the Closing to ensure the orderly transition of the ownership of the Company and control of the Business to the Purchaser and to minimize any disruption to the Business that might result from the transactions contemplated hereby. Section 8.03. Records; Post-Closing Access. The Sellers may, after the Closing, retain copies of the certain Records of the Company, including Records stored on computer disks or any other storage medium, as the Sellers are reasonably likely to need to meet accounting, auditing and Tax requirements or any other requirements under applicable Law (or professional standards of conduct or requirements under applicable document retention policies), which Records shall be maintained by the Sellers in accordance with Section 7.01. The Purchaser will retain (or cause the Company to retain) the Records of the Company as of the Closing for a period of at least seven (7) years after the Closing. Following the expiration of such seven (7) year period, the Purchaser may dispose of such Records; provided that if requested by the Sellers prior to such expiration, the Purchaser shall deliver to the Sellers (or cause the Company to deliver), at the Sellers’ sole expense, copies of any of such Records as the Sellers may reasonably request to meet accounting, auditing and Tax requirements or any other requirements under applicable Law (or professional standards of conduct or requirements under applicable document retention policies). During the period in which the Purchaser maintains such Records, upon reasonable notice and request by the Sellers, the Purchaser, during normal business hours, shall permit any Representative of the Sellers to examine, copy and make extracts from all Records, all without cost, surcharge or expense to the Sellers other than reasonable copy charges, as the Sellers are reasonably likely to need in connection with any accounting, auditing or Tax requirements or any requirement arising under applicable Law or in connection with any claims or Proceedings related to Sellers’ operation of the Business prior to the Closing Date, including any financial reporting obligation. The Purchaser, in accordance with its own policies, shall also make the employees of the Company available to the Sellers and its Representatives at such employees’ normal business location(s) and during such employees’ normal business hours to provide such assistance to the Sellers as may be reasonably requested by the Sellers from time to in connection with the Sellers’ involvement in the Company, as follows: (a) to assist, as requested, in responding to inquiries from or audits by or required by any Governmental Entity or to assist, as requested, in connection with any requirements under applicable Law, including preparation of responses and other required documents; (b) to provide support and information necessary for preparing Tax Returns for the periods that Sellers are responsible for preparing and filing pursuant to Article IX, below; and/or (c) to provide support and information to respond to any Tax inquiries, audits or other Proceedings for any period or partial period prior to the Closing Date. Purchaser shall also make the Records and personnel described in this Section 8.04 available to the Sellers in the manner and subject to the limitations described in this Section 8.04 for the purpose of permitting Seller Representative to review the Purchaser Closing Statement in accordance with Section 1.05 as reasonably required to enforce any Seller’s rights under this Agreement. Section 8.04. Compensation; Post-Closing Employee Matters. During the period following the Closing Date and until July 31, 2025, Purchaser shall provide, or cause to be provided, to the Personnel employed by the Company as of the Closing Date (the “Acquired Employees”) (i) annual base salary or hourly wage, as applicable, that is no less than that in effect immediately prior to the Closing Date, (ii) cash bonus opportunities (i.e., commissions, short-term bonuses and long-term bonuses) that are no less favorable than that in effect immediately prior to the Closing Date, (iii) medical, dental, vision and prescription drug benefits that are no less favorable in the aggregate to those provided to the Acquired Employees immediately prior to the Closing Date, and (iv) employment within twenty (20) miles of the same geographic location. Any employment offered by Purchaser shall be “at will” and may be terminated by Purchaser or by any

51 Acquired Employee at any time for any reason (subject to any written commitments to the contrary made by Purchaser and an employee, and any applicable Laws). Purchaser covenants to Sellers that, for purposes of eligibility for, vesting of, and computation of, benefits under any of the employee benefit plans of Purchaser or its Affiliates that may provide benefits to an Acquired Employee, such Acquired Employee shall be credited with his or her period of service with the Company before the Closing Date to the same extent as such service was taken into account under the corresponding Employee Plan; provided, however, that nothing herein shall result in the duplication of any benefits for the same period of service. Purchaser shall (i) cause the waiver of any limitation on health and welfare coverage of such Acquired Employee due to pre-existing conditions and/or waiting periods, active employment requirements, and requirements to show evidence of good health under the applicable employee benefit plan of Purchaser or its Affiliates under which an Acquired Employee is provided coverage and (ii) credit each Acquired Employee with all deductible payments, co-payments and co-insurance paid by such Acquired Employee and covered dependents under the medical employee benefit plan of the Company prior to the Closing Date during the year in which the Closing Date occurs for the purpose of determining the extent to which any such Acquired Employee and his or her dependents have satisfied their deductible and whether they have reached the out-of-pocket maximum under any medical plan maintained by Purchaser or any of its Affiliates, as applicable, for such year. Neither this Section 8.04 nor any other provision of this Agreement shall create any third-party beneficiary rights in any Acquired Employee (including any beneficiary or dependent thereof). ARTICLE IX TAX MATTERS Section 9.01. Transfer Taxes. All transfer, stamp, documentary, sales, use, registration, value- added and other similar Taxes (including all applicable real estate transfer Taxes) incurred in connection with this Agreement and the Contemplated Transactions (“Transfer Taxes”), and any penalties and interest with respect to the Transfer Taxes, in each case shall be borne one-half (50%) by Sellers and one-half (50%) by Purchaser. Sellers hereby agree to file in a timely manner all necessary documents (including, but not limited to, all Tax Returns) with respect to all such amounts plus any transfer, stamp, documentary, sales, use, registration, value-added and other similar Tax Returns required to be filed. Purchaser agrees to cooperate with Sellers in the preparation and filing of any Tax Returns with respect to Transfer Taxes, including promptly supplying any information in its possession reasonably requested by the Sellers that is reasonably necessary to complete such Tax Returns and promptly remitting to the Sellers any invoices for such Transfer Taxes that are received by Purchaser. Purchaser and Sellers further agree, upon request, to use commercially reasonable efforts to obtain any certificate or other document from any Taxing Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed in connection with the transactions contemplated hereby. Section 9.02. Preparation of Tax Returns. (a) Sellers shall prepare, or cause to be prepared, at its sole cost, Tax Returns of the Company for all jurisdictions in which (and to the extent) such Tax Returns have historically been filed with respect to the Company and which are due after the Closing Date for a Pre-Closing Tax Period excluding all such Tax Returns for any Straddle Period (the “Sellers Prepared Tax Returns”). Such Sellers Prepared Tax Return shall be prepared, to the maximum extent permissible under applicable Laws, on a basis consistent with existing past practices and accounting methods unless such past practices and accounting methods are not supportable at least at a “more likely than not” level of comfort. At least twenty (20) days prior to the due date of any Sellers Prepared Tax Return, Sellers shall provide a draft of each such Tax Return along with supporting workpapers to Purchaser for Purchaser’s review and comment. Sellers shall incorporate, or cause to be incorporated all reasonable comments made by Purchaser in each such Sellers Prepared Tax Return

52 actually filed, and, shall provide a complete copy of the final Sellers Prepared Tax Return to Purchaser for filing at least three (3) Business Days prior to the due date of such Sellers Prepared Tax Return. Except to the extent taken into account as a deduction (but not below zero) to the Final Purchase Price by inclusion in Final Debt or Final Net Working Capital, Sellers shall reimburse Purchaser for any Unpaid 2024 Taxes of the Company attributable to the Pre-Closing Tax Period portion of such Sellers Prepared Tax Returns within ten (10) business days after payment of such Taxes by Purchaser or the Company to the extent such Unpaid 2024 Taxes were not specifically taken into account in Final Debt or Final Working Capital; provided, that, for the avoidance of doubt, such reimbursement by Sellers shall be paid from funds other than the Escrow Amounts, unless otherwise agreed to writing by both Seller Representative and Purchaser Representative. (b) Purchaser shall cause the Company to prepare and file all Tax Returns of the Company for all jurisdictions in which (and to the extent) such Tax Returns have historically been filed with respect to the Company (for the avoidance of doubt, Section 9.10 shall govern all Tax Returns for any non-historic filing jurisdictions) that are due after the Closing Date other than the Sellers Prepared Tax Returns (the “Purchaser Prepared Tax Returns”), and subject to Purchaser’s and the Company’s right to indemnification under this Agreement, shall cause the Company to pay all Taxes shown as due on a Purchaser Prepared Tax Return. Sellers shall reimburse Purchaser for any Unpaid 2024 Taxes of the Company attributable to the Pre-Closing Tax Period portion of such Purchaser Prepared Tax Returns within ten (10) business days after Purchaser delivers written notice to the Sellers that such Taxes have been paid by Purchaser or the Company; provided, that Sellers shall have no obligation under this Section 9.02(b) to reimburse Purchaser or the Company for any Unpaid 2024 Taxes that were specifically taken into account in Final Debt or Final Working Capital; provided further, that, for the avoidance of doubt, such reimbursement by Sellers shall be paid from funds other than the Escrow Amounts. Such Tax Return shall be prepared, to the maximum extent permissible under applicable Laws, on a basis consistent with existing past practices and accounting methods unless such past practices and accounting methods are not supportable at least at a “more likely than not” level of comfort. Purchaser shall provide a draft of a Purchaser Prepared Tax Return to the Sellers for Sellers’ review and comment at least ten (10) days (or other reasonable period for non-income tax Returns that do not permit a 10- day review period prior to filing) prior to the due date thereof, and Purchaser shall incorporate, or cause to be incorporated all reasonable comments made by Sellers in each such Purchaser Prepared Tax Return actually filed; provided that, for the avoidance of doubt, this sentence shall not apply to any Tax Return if such Tax Return does not include any period of time included in the Pre-Closing Tax Period. (c) For purposes of this Agreement, the amount of Taxes of the Company for any Straddle Period that are apportioned to the pre-Closing and post-Closing portions of such Straddle Period shall be determined based upon a hypothetical closing of the taxable year as of the end of the day of the Closing Date, with the Closing Date being included in the pre-Closing portion of such Straddle Period; provided, however, that real and personal property Taxes (or other Taxes that are imposed on a periodic basis) shall be determined by reference to the relative number of days in the pre-Closing and post-Closing portions of such Straddle Period. Section 9.03. Cooperation on Tax Matters. (a) The parties hereto shall cooperate, and shall cause their respective Representatives to cooperate, including by agreeing to furnish or cause to be furnished to the other, upon request, as promptly as practicable, such information and assistance relating to Taxes of the Company for Pre-Closing Tax Periods, including, without limitation, access to employees and books and records, as is reasonably necessary in preparing and filing all Tax Returns (including amended Tax Returns and claims for refund), in making any election relating to Taxes, in handling audits, examinations, investigations and administrative, court or other Proceedings relating to Taxes, in resolving all disputes, audits and refund claims with respect to such Tax Returns and Taxes, and in all other appropriate Tax matters. Any information obtained by any party hereto

53 or its Affiliates or Representatives from another party hereto or its Affiliates or Representatives in connection with any Tax matters to which this Agreement relates shall be kept confidential, except: (i) as may be otherwise necessary (A) in connection with the filing of Tax Returns or claims for refund or in conducting an audit or other Proceeding relating to Taxes or as may be otherwise required by applicable Law, (B) to enforce rights under this Agreement or (C) to pursue any claim for refund or contest any proposed Tax assessment; or (ii) for any external disclosure in audited financial statements or regulatory filings which a party hereto reasonably believes is required by applicable Law or stock exchange or similar applicable rules. (b) Notwithstanding the provisions of Section 9.03(a), and in addition to all other obligations imposed by this Section 9.03, Sellers, on one hand, and Purchaser, on the other hand, agree to give Purchaser or Sellers, respectively, reasonable written notice prior to transferring, destroying or discarding any files and records with respect to Pre-Closing Tax Period matters of the Company and, if the other party hereto so requests, shall allow the other party hereto to take possession of such files and records. Section 9.04. Tax Contests. (a) Purchaser and the Company, on the one hand, and Sellers, on the other hand, shall promptly notify Sellers or Purchaser, respectively, upon receipt by such party of written notice of any inquiries, claims, assessments, audits or similar events with respect to Taxes of the Company relating to a Pre-Closing Tax Period or Straddle Period (any such inquiry, claim, assessment, audit or similar event, a “Tax Matter”). Any failure to so notify the other party of any Tax Matter shall not relieve such other party of any liability with respect to such Tax Matters except to the extent such party was actually prejudiced as a result thereof. (b) Purchaser and/or the Company shall have sole control of the conduct of all Tax Matters, including any settlement or compromise thereof; provided, however, that Sellers and its designees shall have the right, at Sellers’ sole expense, to actively participate along with Purchaser and the Company in such Tax Matters solely to the extent they relate to a Pre-Closing Tax Period or Straddle Period. Purchaser shall keep Sellers reasonably informed of the progress of any Tax Matter and shall not affect any such settlement or compromise with respect to which Sellers are liable without obtaining Sellers’ prior written consent thereto, which shall not be unreasonably withheld, delayed or conditioned. (c) Except as otherwise provided in Section 9.04(b) and Section 9.10, Purchaser and/or the Company shall have the sole right to control any audit or examination by any Taxing Authority, initiate any claim for refund or amend any Tax Return, and contest, resolve and defend against any assessment for additional Taxes, notice of Tax deficiency or other adjustment of Taxes of, or relating to, the income, assets or operations of the Company and for all Tax periods. Section 9.05. Tax Sharing Agreements. All existing Tax indemnity agreements, Tax receivables agreements, Tax sharing agreements, Tax allocation agreements or any similar or analogous arrangement that obligates the Company to make any payment with respect to Taxes of any other Person (other than commercial agreements or arrangements not primarily related to Taxes entered into in the Ordinary Course of Business) shall be terminated, and all payables and receivables arising thereunder shall be settled, in each case prior to the Closing Date. On and after the Closing Date, the Company shall not have any further obligations thereunder. Section 9.06. Intended Tax Treatment. For federal income Tax purposes, the Mergers are intended to constitute a reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder. The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g). The Parties shall use their respective commercially reasonable efforts to cause the Mergers to qualify, and agree not to, and not to permit or cause

54 any Affiliate or any Subsidiary to, take any actions or cause any action to be taken which would reasonably be expected to prevent the Mergers from qualifying, as a “reorganization” under Section 368(a) of the Code and shall not take any tax reporting position inconsistent with the treatment of the Mergers as a reorganization within the meaning of Section 368(a) of the Code for U.S. federal, state and other relevant Tax purposes, unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code. Section 9.07. Transaction Deductions. Any income or franchise Tax deductions attributable to Transaction Expenses or Debt or any other compensatory payments made in connection with the Closing shall, to the extent permitted by applicable Law and supported at least at a “more likely than not” level of comfort, be reflected on the Company’s federal and state income and franchise Tax Returns and shall not be deducted by Purchaser. Section 9.08. Refunds. After the Closing Date, excluding any Purchaser Tax Refunds, the Sellers shall be entitled to all Tax refunds (or Overpayment Credits) with respect to the Company with respect to any Pre-Closing Tax Period but only to the extent such Tax refunds (or Overpayment Credits) (1) are received(or, in the case of Overpayment Credits, utilized) by Purchaser or the Company and (2) are attributable to (A) Taxes paid by, on behalf of, or with respect to the Company on or prior to the Closing Date or otherwise paid by Sellers pursuant to Section 9.02, (B) Taxes to the extent included in the calculation of Final Debt or Final Net Working Capital, or (C) Taxes indemnified by the Sellers under this Agreement. Purchaser will pay over to the Sellers any such Tax refund promptly (but in all cases within fifteen (15) Business Days) after actual receipt of such Tax refund (or, in the case of any Overpayment Credits, promptly (but in all cases within fifteen (15) Business Days) upon filing the applicable Tax Return where such Overpayment Credit is used to reduce Taxes otherwise payable); provided that, any such payments to the Sellers shall be reduced by any Taxes (including withholding Taxes) and reasonable costs and expenses attributable to the receipt or delivery of such Tax refund (or application of Overpayment Credits). Should Purchaser or the Company or any of their Affiliates be required by a Governmental Entity to return or pay over any such Tax refund or Overpayment Credit, the Sellers shall pay over to Purchaser (or its designee) the full amount of any such Tax refund or Overpayment Credit required to be returned or paid over (along with any applicable interest, penalties or additions thereon) within five (5) Business Days of receipt of request for the same from the Purchaser. Section 9.09. Prohibited Actions. Unless otherwise required by Law, without the prior written consent of the Sellers, which consent shall not unreasonably be withheld, conditioned, or delayed, Purchaser shall not, nor shall it permit any Affiliate to: (a) except in connection with the Tax Returns described in Sections 9.02(a) and 9.02(b), file, re-file, supplement or amend any Tax Return of the Company for any Pre- Closing Tax Period (unless required by a determination within the meaning of Section 1313(a) of the Code or corresponding provisions of state or local law), (b) file any voluntary disclosure agreement, participate in any arrangement similar to a voluntary disclosure agreement, or voluntarily approach any Taxing Authority regarding any Taxes or Tax Returns of the Company for any Pre-Closing Tax Period, or (c) change any accounting method or adopt any convention that shifts taxable income from a period beginning (or deemed to begin) after the Closing to a Pre-Closing Tax Period or shifts deductions or losses from a Pre-Closing Tax Period to a period beginning (or deemed to begin) after the Closing, or (d) undertake any action outside of the ordinary course of business on the Closing Date but after the Closing; provided, that notwithstanding the above, Purchaser and its Affiliates are permitted to undertake the activities set forth in (a) through (d) above without the consent of the Sellers to the extent that no indemnification obligation would be created for the Sellers pursuant to the terms of this Agreement from such undertaking, and Sellers shall have no indemnification obligations hereunder arising from any such undertaking; provided further, that and excluding any activities permitted pursuant to the preceding proviso, prior to Purchaser or any of its undertaking any activity set forth in (a) through (d) above because of a requirement of Law, Purchaser shall notify Sellers of the same in advance of undertaking any such activity and shall offer to meet with Sellers

55 to discuss the same at a mutually convenient time during the ten (10) day period following the notification date. ARTICLE X CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER The obligations of Purchaser to effect the Contemplated Transactions are subject to the satisfaction (or waiver by Purchaser), at or prior to the Closing, of each of the following conditions: Section 10.01. Estimated Closing Statement; Payment Spreadsheet. Purchaser shall have received the Estimated Closing Statement and Payment Spreadsheet at least three (3) Business Days prior to the Closing Date. Section 10.02. Debt Matters. Purchaser shall have received customary payoff and release letters, in form and substance reasonably satisfactory to Purchaser (the “Payoff Letters”), providing for the payoff, discharge and termination of all Debt of the Company (including the Estimated Closing Debt) that is not Assumed Debt, together with any instruments and documents necessary to release any and all Encumbrances (other than Permitted Encumbrances) securing any such Debt, including any necessary UCC termination statements or other releases (or authorizing Purchaser to file or record on behalf of such Person a UCC-3 termination statement), in each case, in form and substance reasonably satisfactory to Purchaser, if any. Section 10.03. Closing Deliveries by Sellers and the Company. At the Closing, the Sellers shall deliver (or cause to be delivered) to Purchaser each of the following: (a) resignations of all those listed in Section 10.03(a) of the Disclosure Schedules from their positions as managers of each Company, effective as of the Closing Date; provided that such Persons will continue service to the Target Company as officers and employees following the Closing on the terms agreed to by the Purchaser and the Sellers; (b) copies of each Required Consent set forth on Section 10.03(b) of the Disclosure Schedules; (c) copies of (i) resolutions adopted by the managers of the Company authorizing and approving the execution and delivery of this Agreement and the Related Agreements and the consummation of the Contemplated Transactions, (ii) the certified articles of formation of the Company, including all amendments thereto, and (iii) the operating agreement of the Company, including all amendments thereto, each certified to be true, complete, correct and in full force and effect by a manager or other authorized representative of the Company; (d) a duly completed and executed IRS Form W-9 dated as of the Closing Date from the Company; (e) the transaction bonus agreements between the Company and each recipient of a Transaction Bonus set forth on the Payment Spreadsheet (the “Transaction Bonus Agreements”), duly executed by the Company and each such recipient, in form and substance reasonably acceptable to the Purchaser; (f) invoices or other supporting documentation evidencing the Estimated Closing Transaction Expenses; and (g) a counterpart of the Merger Certificate for Merger 1, duly executed by the Parent Company.

56 ARTICLE XI CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS AND THE COMPANY The obligations of the Sellers and the Company to effect the Contemplated Transactions are subject to the satisfaction (or waiver by the Company and Sellers), at or prior to the Closing, of each of the following conditions: Section 11.03. Closing Deliveries by Purchaser. At the Closing, Purchaser shall deliver (or cause to be delivered) to Sellers each of the following: (a) payment of the Estimated Purchase Price, payable as provided in Section 1.03; (b) a recent certificate of good standing or equivalent, issued by the state in which the Purchaser is organized; (c) transfer agent acknowledgment of Purchaser letter of instruction providing for issuance of the Stock Consideration issuable to each Seller in accordance with the Payment Spreadsheet on the first business day following the Close; and (d) copies of resolutions adopted by the board of directors of Purchaser authorizing and approving the execution and delivery of this Agreement and the Related Agreements and the consummation of the Contemplated Transactions, certified to be true, complete, correct and in full force and effect by an executive officer thereof. (e) a copy of the Merger Certificates, as filed and accepted by the Secretary of State of the State of Delaware. ARTICLE XII NO OTHER WARRANTIES OR REPRESENTATIONS Section 12.01. No Other Representations or Warranties; Reliance. Purchaser acknowledges that the detailed representations and warranties set forth in Article III, and Article IV have been negotiated at arm’s length among sophisticated Persons. The Purchaser acknowledge and agrees that (a) the Purchaser is a sophisticated party and understands the merits and risks of consummating the Contemplated Transactions, (b) the Purchaser has been given adequate access to all such information provided in the Data Site about the Company and its business (including the Business) as the Purchaser has reasonably requested, (c) has made its own investigation into, and based thereon has formed an independent judgment concerning the Company and its business (including the Business), and (d) except for those representations and warranties expressly set forth in Article III and Article IV of this Agreement (each as qualified by the Disclosure Schedules), neither Purchaser, nor any of its Affiliates or Representatives has relied, are relying and/or will rely on, any representation or warranty, express or implied, at law or in equity, with respect to the Sellers, the Company, the Business, or the Contemplated Transactions. For the avoidance of doubt, the Purchaser hereby acknowledges and agrees that the Sellers have not made any representations or warranties, express or implied, at law or in equity, except for those representations and warranties expressly set forth in Article III and Article IV of this Agreement (as qualified by the Disclosure Schedules). The Purchaser and its Representatives may have received from or on behalf of the Sellers or the Company certain estimates, budgets, forecasts, plans and financial projections (“Forward-Looking Statements”), and the Purchaser hereby acknowledges and agrees that there are uncertainties inherent in making Forward-Looking Statements, and that the Purchaser is familiar with such uncertainties and its taking full responsibility for making its own evaluation of the

57 adequacy and accuracy of all Forward-Looking Statements so furnished to it and its Representatives (including the reasonableness of the assumptions underlying such Forward-Looking Statements where such assumptions are disclosed). The Purchaser further acknowledges and agrees that neither the Company, the Sellers, nor any other Person has made or is making any representation or warranty with respect to the distribution to the Purchaser or its Representatives, or its or their use of, any Forward- Looking Statements, and that the Purchaser is not relying on any Forward-Looking Statements in determining whether to consummate the Contemplated Transactions. Purchaser acknowledges that it has conducted to its satisfaction an independent investigation of the financial condition, results of operations, assets, liabilities, properties and projected operations of the Company and the Business. Notwithstanding the foregoing, nothing in this Agreement shall restrict or impair Purchaser or any of its Affiliates from bringing a claim for Fraud or indemnification in accordance with Article VI. ARTICLE XIII MISCELLANEOUS Section 13.01. Schedules, Exhibits and Certificates. All Schedules, Disclosure Schedules and Exhibits referred to herein form an integral part of this Agreement and shall be deemed to be part of this Agreement to the same extent as if set forth in the text of this Agreement. The schedules and information set forth in the Disclosure Schedules refer to the section or paragraph of this Agreement to which such schedule and information is responsive, and each such schedule and information shall be deemed to have been disclosed with respect to all other sections and paragraphs of this Agreement for which the same is reasonably apparent on its face (notwithstanding the omission of an appropriate cross-reference to such other Section or the omission of a reference in the particular representation and warranty to such Section of the Disclosure Schedules). All capitalized terms used in the Disclosure Schedules and not otherwise defined therein shall have the same meanings as are ascribed to such terms in this Agreement. The Disclosure Schedules shall not vary, change or alter the literal meaning of the warranties and representations of the Company and the Sellers contained in this Agreement, other than creating exceptions thereto which are responsive to the language of the warranties and representations contained in this Agreement. Section 13.02. Costs and Expenses. Except as otherwise expressly provided herein, each of the parties hereto shall bear all expenses and costs incurred by it in connection with this Agreement and the Related Agreements and the Contemplated Transactions, including, without limitation, the fees and disbursements of any legal counsel, independent accountants or any other Person or Representative whose services have been used by such party; provided, however, all Transaction Expenses shall be the direct obligation of Sellers. Without limiting the generality of the foregoing, the Purchaser shall be solely responsible for all of its due diligence expenses. Section 13.03. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, permitted assigns, heirs, estate, executors, beneficiaries and legal representatives. No party hereto shall have the right to assign or delegate his, her or its rights or duties hereunder or under any of the Related Agreements, in whole or in part, without the prior written consent of Sellers and Purchaser; provided that the Company and Purchaser may assign all or a portion of its rights hereunder or under the Related Agreements to (i) one or more of its Affiliates, (ii) any lender as collateral security or (iii) any subsequent direct or indirect purchaser of the Purchaser or all or part of the Company, provided further, that in the event of an assignment under subsections (i) or (ii), or in the event of the assignment to a purchaser of all or any part of the Purchaser or the Company in subsection (iii), the Purchaser and Company shall not be relieved of any of their obligations hereunder and shall remain obligated hereunder.

58 Section 13.04. Notices. All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement or any of the Related Agreements shall be in writing, and delivery shall be deemed sufficient in all respects and to have been duly given as follows: (a) on the actual date of service if delivered personally; (b) at the time of receipt if given by electronic mail to ALL e- mail addresses set forth in this Section 13.04, provided that a party sending notice by electronic delivery shall bear the burden of authentication and of proving transmittal, receipt and time of receipt; or (c) on the day after delivery to a nationally recognized overnight courier service during its business hours or the Express Mail service maintained by the United States Postal Service during its business hours for overnight delivery against receipt, and properly addressed as set forth in this Section 13.04: If to Purchaser: Name: Star Equity Holdings, Inc. Address: 53 Forest Ave., Suite 101, Old Greenwich, CT 06870 Attention: CEO, Richard K.Coleman, Jr. Email: legal@starequity.com Hannah.Bible@starequity.com Rick.Coleman@Starequity.com With copies to (which copy shall not constitute notice hereunder): Baker & Hostetler LLP 45 Rockefeller Plaza, New York, NY 10111 Attention: Adam Finerman Email: afinerman@bakerlaw.com If to Sellers or Seller Representative: Bruce McGovern PO Box 512 Evanston, WY 82931 Email:bmcgovern@alliancedt.com With a copy to (which copy shall not constitute notice hereunder): Wiggin and Dana LLP Two Stamford Plaza, 14th Floor 281 Tresser Blvd. Stamford, CT 06901 Attention: William Perrone and Daniela Spanos Email: wperrone@wiggin.com and dspanos@wiggin.com Any party hereto may change its or his address or other contact information for notice by giving notice to each other parties hereto in accordance with the terms of this Section 13.04. In no event will delivery to a copied Person alone constitute delivery to the party represented by such copied Person. Section 13.05. Headings. The article, section and paragraph headings in this Agreement are for

59 reference purposes only and shall not affect the meaning or interpretation of this Agreement. Section 13.06. Construction. (a) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the Related Agreements, and, in the event of an ambiguity or a question of intent or a need for interpretation arises, this Agreement and the Related Agreements shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any such party by virtue of the authorship of any of the provisions of this Agreement or any of the Related Agreements. (b) Words of any gender used in this Agreement or any of the Related Agreements shall be held and construed to include any other gender; words in the singular shall be held to include the plural and words in the plural shall be held to include the singular, unless and only to the extent the context indicates otherwise. (c) “Hereunder,” “hereof,” “hereto,” “herein,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof. (d) “Including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term. (e) References to documents, instruments or agreements shall be deemed to refer as well to all addenda, appendices, exhibits, schedules or amendments thereto. (f) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. (g) The plural shall be deemed to include the singular and vice versa. (h) The word “or” is not exclusive and shall be deemed to mean “and/or.” (i) If any payment is required to be made or other action is required to be taken pursuant to this Agreement on a day which is not a Business Day, then such payment or action shall be made or taken on the next Business Day. (j) Any document shall be deemed to have been “delivered”, “furnished”, “provided” or “made available” (or phrase of similar import) to Purchaser hereunder only if Sellers or its Representatives shall have posted (or caused to be posted) such document to the Data Site prior to 5:00pm Eastern Time one (1) Business Day prior to the date hereof. Section 13.07. Severability. The invalidity or unenforceability of any provision of this Agreement or any of the Related Agreements shall in no way affect the validity or enforceability of any other provision of this Agreement or any of the Related Agreements. Wherever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable Law. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision or provisions shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability, without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable. Section 13.08. Entire Agreement and Amendment. This Agreement and the Related Agreements, including the Exhibits, Schedules and Disclosure Schedules referred to and incorporated by reference herein and therein that form a part of this Agreement and the Related Agreements, contain the entire understanding

60 of the parties hereto with respect to the subject matter of this Agreement and the Related Agreements. This Agreement and the Related Agreements supersede all prior agreements, understandings, discussions, and representations (whether oral or written) among the parties hereto with respect to the Contemplated Transactions. This Agreement may not be amended, supplemented or otherwise modified except by a written agreement executed by the parties hereto. The provisions of this Section 13.08 and the limited remedies provided in Article VI were specifically bargained for between the Sellers and Purchaser and were taken into account by the Sellers and Purchaser in arriving at the Purchase Price. The Sellers has specifically relied upon the provisions of this Section 13.08 and the limited remedies provided in Article VI in agreeing to the Purchase Price and in agreeing to provide the specific representations and warranties set forth herein. Section 13.09. No Waiver. No failure or delay on the part of any party hereto in exercising any right, power or remedy under this Agreement or any of the Related Agreements will operate as a waiver of such right, power or remedy, and no single or partial exercise of any such right, power or remedy will preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or any of the Related Agreements can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by such party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or any of the Related Agreements. Section 13.10. Parties in Interest. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Person other than (a) the parties to this Agreement and their respective successors and permitted assigns, (b) the Purchaser Indemnified Parties and the Seller Indemnified Parties under Article VI, (c) the Released Parties under Section 7.06, and (d) the Non-Recourse Parties with respect to Section 13.15 (all of which provisions are intended to be for the benefit of the Persons covered thereby and may be enforced by such Persons). Section 13.11. Dispute Resolution; Governing Law; Jurisdiction and Venue. (a) The Laws of the State of Delaware shall govern the creation, interpretation, construction and enforcement of and the performance under this Agreement and the Related Agreements and all transactions and agreements contemplated by any of them, as well as any and all claims arising out of or relating in any way to this Agreement or any of the Related Agreements, without giving effect to the choice or conflict of law rules (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than the State of Delaware. (b) Any Proceeding permitted by the terms of this Agreement to be filed in a court (which shall not include disputes brought before the Independent Account under Section 1.05), which Proceeding is brought to enforce, challenge or construe the terms or making of this Agreement or any of the Related Agreements, and any claims arising out of or related to this Agreement or any of the Related Agreements, shall be exclusively brought and litigated exclusively in any state or federal court having subject matter jurisdiction and located in Wilmington, Delaware. For the purpose of any Proceeding instituted with respect to any claim arising out of or related to this Agreement or any of the Related Agreements, each party to this Agreement hereby irrevocably submits to the exclusive jurisdiction of any state or federal courts having subject matter jurisdiction and located in Wilmington, Delaware. Each party to this Agreement hereby irrevocably waives any objection or defense which it may now or hereafter have of improper venue, forum non conveniens or lack of personal jurisdiction. Each party to this Agreement further irrevocably consents to the service of process out of such courts by hand delivery of a copy thereof, with signature required, by a nationally

61 recognized overnight courier service, postage prepaid, to such party at his, her or its address and agrees that such service, to the fullest extent permitted by applicable Laws, (i) shall be deemed in every respect effective service of process upon it in any Proceeding arising out of or related to this Agreement or any of the Related Agreements and (ii) shall be taken and held to be valid personal service upon and personal delivery to it. Nothing herein contained shall affect the right of each party hereto to serve process in any other manner permitted by applicable Laws. Section 13.12. Waiver of Jury Trial. To the extent not prohibited by applicable Law, which cannot be waived, for any Proceeding which is permitted under this Agreement to be filed in a court, each party to this Agreement hereby expressly and irrevocably waives any right to a trial by jury in such Proceeding, including but not limited to those Proceedings to enforce or defend any rights under this Agreement or any of the Related Agreements or under any amendment, consent, waiver, instrument, document or agreement delivered or which may in the future be delivered in connection with any of them or arising from any relationship existing in connection with this Agreement or any of the Related Agreements. Each party hereto agrees that in any such Proceeding, the matters shall be tried to a court and not to a jury. Section 13.13. Specific Performance. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that the other parties hereto would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in addition to any other remedy to which a non-breaching party may be entitled at law, a non-breaching party shall be entitled to seek injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. If any such action is brought by a party to enforce this Agreement, the other party hereby waives the defense that there is an adequate remedy at Law or the requirement for the posting of any bond or similar security. Section 13.14. Counterparts. (a) This Agreement and the Related Agreements may be executed in multiple original, .PDF or facsimile counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement. (b) This Agreement and the Related Agreements, to the extent signed and delivered by means of a facsimile machine or electronic mail, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties hereto. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation of a contract and each such party forever waives any such defense. Section 13.15. Non-Recourse. This Agreement may only be enforced against, and any Proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the Persons named as parties and then only with respect to the specific obligations set forth herein with respect to such party, and (ii) no Person who is not a party to this Agreement, including any past, present or future director, manager, officer, employee, member, partner, equity holder, Affiliate, agent, attorney or other Representative of any party or of any Affiliate of any party (in each case, in their respective capacity as such), or any of their successors, heirs, or permitted assigns (each, a “Non-Recourse Party”), shall have any Liability for any obligations or Liabilities of any party under this Agreement or for any

62 claim, action or proceeding based on, in respect of or by reason of the Contemplated Transactions, this Agreement, or the negotiation, execution or performance of this Agreement. Each Non-Recourse Party is expressly intended as a third party beneficiary of this provision of this Agreement. Section 13.16. Seller Representative. Each Seller, without the need for any further action on the part of any such Seller, hereby consents to the appointment of Bruce McGovern as the representative and attorney- in-fact for and on behalf of such Seller (in its capacity as such, “Seller Representative”), with full power of substitution, to act in the name, place and stead of such Seller for purposes taking any and all actions and making of any decisions required or permitted to be taken by Seller Representative under or contemplated by this Agreement and all Related Agreements, including the exercise of the power to: (i) execute all documents necessary or desirable to carry out the intent of this Agreement and any Related Agreement, including any other agreements, documents and certificates pursuant to such agreements, and all amendments to such agreements, and take all actions required or permitted to be taken under such agreements; (ii) resolve, agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts and awards of arbitrators with respect to, Claims in connection with this Agreement and any Related Agreement; (iii) receive and forward notices and communications pursuant to this Agreement and any Related Agreement; and (iv) take all other actions necessary, desirable or appropriate in the judgment of Sellers’ Representative for the accomplishment of the foregoing and all of the other terms, conditions and limitations of this Agreement, any Related Agreement and any other agreements, documents and certificates pursuant thereto. Bruce McGovern hereby accepts his appointment as Seller Representative. All decisions, actions, consents and instructions of Seller Representative shall be final and binding upon all the Sellers, and no Seller shall have any right to object, dissent, protest or otherwise contest the same, except for fraud, bad faith or willful misconduct. Purchaser and its Representatives shall be entitled to rely conclusively (without further evidence of any kind) on the actions and determinations of Seller Representative as the act of the Sellers with respect to the matters on which Seller Representative is entitled to act on behalf of any of the Sellers in accordance with this Agreement. No party shall have any cause of action against Purchaser for any action taken or omitted to be taken by Purchaser in reliance upon the instructions, actions or decisions of Seller Representative. Each Seller, severally and not jointly, shall indemnify and hold harmless Purchaser from and against any liabilities incurred or suffered by Purchaser arising out of, in connection with, or by reason of (i) any Claim that any Seller was entitled to receive payment of any amount other than the amount received under the terms of this Agreement, (ii) the distribution or disposition of any such amounts by Seller Representative, (iii) any action taken or omitted to be taken by Purchaser in reliance upon the instructions, actions or decisions of Sellers’ Representative or (iv) any legal action between or among the Sellers and/or Seller Representative. Section 13.17 Retention of Counsel; Waiver of Conflicts. In any dispute or proceeding arising under or in connection with this Agreement or any Related Agreement following the Closing, the Sellers shall have the right, at their election, to retain Wiggin and Dana LLP (the “Designated Firm”) to represent them in such matter, even if such representation shall be adverse to Purchaser and/or the Company or any of its Subsidiaries. The Purchaser, the Company and any of their Subsidiaries, for themselves and for their respective Affiliates, successors and assigns hereby irrevocably (a) consent to any such representation in any such matter and (b) waive any actual or potential conflict arising from such representation in the event of any adversity between the interests of the Sellers on the one hand and the Purchaser, the Company any of their Subsidiaries on the other hand, in any such matter. The Purchaser, the Company and any of their Subsidiaries, for themselves and for their respective Affiliates, successors and assigns hereby acknowledge and agree that (i) all communications between or among any of the Sellers, the Company, or any of their respective Affiliates, members, directors, managers, officers, employees, agents or representatives, on the one hand, and the Designated Firm on the other hand, made in connection with the negotiation, preparation, execution, delivery and closing under, or any dispute arising in connection with, this Agreement, any other Related Agreement or otherwise relating to the potential sale of the Company (the “Protected Seller Communications”), shall be deemed to be privileged and confidential communications, (ii) all rights to such Protected Seller

63 Communications, and the control of confidentiality and privilege applicable thereto, shall be retained by the Sellers, and the Sellers shall be permitted to retain copies of all Protected Communications and to cause the Company to delete all copies thereof, and (iii) to the extent the Purchaser or any of its Affiliates (including the Company) should discover in its possession after the Closing any Protected Seller Communications, it shall take reasonable steps to preserve the confidentiality thereof and promptly deliver the same to the Sellers, keeping no copies, and shall not be reason thereof asset any loss of confidentiality or privilege protection. [Signature Pages Follow]

[Signature Page to Agreement and Plan of Merger] IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above. “PURCHASER” STAR EQUITY HOLDINGS, INC. By: Name: Richard K. Coleman Title: Chief Executive Officer “MERGER SUB 1” ALLIANCE TRANSACTION, INC. By: /s/ Hannah Bible Name: Title: “MERGER SUB 2” ALLIANCE DRILLING SOLUTIONS, INC By: /s/ Hannah Bible Name: Title: Docusign Envelope ID: B484523A-F7AC-4C33-9583-9C12AEF2CF5A Hannah Bible Corporate Secretary Hannah Bible Corporate Secretary /s/ Richard K. Coleman

[Signature Page to Omnibus Stockholder Consent of Merger Subs] IN WITNESS WHEREOF, the undersigned has hereunto subscribed its name as of the date first set forth above. Sole Stockholder: STAR EQUITY HOLDINGS, INC. By: __/s/ Richard Coleman___ Name: Richard Coleman Title: Chief Executive Officer Docusign Envelope ID: B484523A-F7AC-4C33-9583-9C12AEF2CF5A

[Signature Page to Agreement and Plan of Merger] IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above. “PARENT COMPANY” ADT PARENT, LLC By: ___/s/ Bruce McGovern___________ Name: Bruce McGovern Title: President “TARGET COMPANY” ALLIANCE DRILLING TOOLS, LLC By: __/s/ Bruce McGovern____________ Name: Bruce McGovern Title: President “SELLERS” /s/ Bruce McGovern_______________________ Bruce McGovern /s/ Dana Steffen___________________________ Dana Steffen /s/ Ryan Thomas__________________________ Ryan Thomas SELLER REPRESENTATIVE /s/ Bruce McGovern_______________________ Bruce McGovern Docusign Envelope ID: 76492849-4A68-4162-A39A-7D91BEB1D595